UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (Amendment No.           )
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BLUELINX HOLDINGS INC.

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BlueLinx Holdings Inc.
4300 Wildwood Parkway
Atlanta, Georgia 30339
April 14, 2006
Dear Stockholder:
      I am pleased to invite you to the 2006 Annual Meeting of Stockholders of BlueLinx Holdings Inc. The meeting will be held at our headquarters at 4300 Wildwood Parkway, Atlanta, Georgia 30339 on Friday, May 12, 2006 at 2:00 p.m. Eastern Daylight Savings Time. The matters to be voted upon at the meeting are listed in the accompanying notice of the Annual Meeting, and are described in more detail in the accompanying proxy statement and proxy card. Whether or not you plan to attend the Annual Meeting, please complete, date, sign and mail promptly the enclosed proxy card in the envelope provided to ensure that your vote will be counted. If you attend the meeting, you will, of course, have the right to revoke the proxy and vote your shares in person.
      On behalf of the Board of Directors, management and employees of BlueLinx, I extend our appreciation for your continued support and look forward to meeting with you.

Very truly yours,

Stephen E. Macadam
Chief Executive Officer

BLUELINX HOLDINGS INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Our Stockholders:
      NOTICE IS HEREBY GIVEN that the 2006 Annual Meeting of Stockholders of BlueLinx Holdings Inc. will be held at our headquarters at 4300 Wildwood Parkway, Atlanta, Georgia 30339 on Friday, May 12, 2006 at 2:00 p.m. Eastern Daylight Savings Time, for the following purposes:

1. to elect ten directors to hold office until the 2007 annual meeting of stockholders or until their successors are duly elected and qualified;

2. to consider and vote upon the approval of the BlueLinx Holdings Inc. 2006 Long-Term Equity Incentive Plan;

3. to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2006; and

4. to transact such other business as may properly come before the meeting and any adjournment or postponement thereof.
      Stockholders of record at the close of business on March 24, 2006 will be entitled to notice of and to vote at the meeting or any postponements or adjournments of the meeting.
      The Board of Directors unanimously recommends voting FOR the above proposals.
      Whether or not you expect to be present in person at the meeting, please sign and date the accompanying proxy and return it promptly in the enclosed postage-paid reply envelope. This will assist us in preparing for the meeting.

By Order of the Board of Directors,

Barbara V. Tinsley,
Secretary
April 14, 2006
Atlanta, Georgia

      The enclosed proxy is being solicited by the Board of Directors of BlueLinx Holdings Inc. (“BlueLinx,” “us,” “we,” “our,” or the “Company”) for the 2006 Annual Meeting of Stockholders or any postponement or adjournment of the meeting, for the purposes set forth in the accompanying “Notice of Annual Meeting of Stockholders.”
      Copies of this proxy statement, the form of proxy and the annual report will be mailed to stockholders on or about April 14, 2006. The proxy statement and annual report are also available on the Company’s web site at www.bluelinxco.com.
Attending the Annual Meeting
      The annual meeting will be held at our headquarters at 4300 Wildwood Parkway, Atlanta, Georgia 30339 on Friday, May 12, 2006 at 2:00 p.m. Eastern Daylight Savings Time. Holders of our common stock as of the close of business on March 24, 2006 will be entitled to attend and vote at the meeting.

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BLUELINX HOLDINGS INC.
4300 Wildwood Parkway
Atlanta, Georgia 30339
770-953-7000
GENERAL INFORMATION

Why did I receive this proxy statement?
      This proxy statement is furnished in connection with the solicitation of proxies on behalf of our Board of Directors (the “Board”) to be voted at the annual meeting of our stockholders to be held on May 12, 2006, and any adjournment thereof, for the purposes set forth in the accompanying “Notice of Annual Meeting of Stockholders.” The meeting will be held at our headquarters, 4300 Wildwood Parkway, Atlanta, Georgia 30339, on Friday, May 12, 2006 at 2:00 p.m. Eastern Daylight Saving Time. This proxy statement and accompanying form of proxy are being first sent or given to our stockholders on or about April 14, 2006. Our annual report on Form 10-K for the year ended December 31, 2005 accompanies this proxy statement.

Who is soliciting my vote?
      Our Board is soliciting your vote at the 2006 Annual Meeting of BlueLinx Stockholders.

Who is entitled to vote?
      Only our stockholders of record at the close of business on March 24, 2006, the “Record Date,” are entitled to receive notice of the meeting, attend the meeting and to vote the shares of our common stock that they held on that date at the meeting, or any adjournment thereof. Each outstanding share that you own as of the Record Date entitles you to cast one vote on each matter to be voted upon.

Who can attend the meeting?
      All stockholders of record as of the close of business on the Record Date, or their duly appointed proxies, may attend the meeting. Each stockholder may be asked to present valid picture identification, such as a driver’s license or passport.
      Please note that if you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the Record Date. If you are a stockholder of record, your name will appear on our stockholder list.

What will I vote on?
      Three items:

•	the election of ten directors to our Board;

•	the approval of the BlueLinx Holdings Inc. 2006 Long-Term Equity Incentive Plan; and

•	the ratification of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2006.

Will there be any other items of business on the agenda?
      We do not expect any other items of business at the meeting. Nonetheless, if there is an unforeseen matter raised, your proxy will give discretionary authority to the persons named on the proxy to vote on any other matters that may be brought before the meeting. These persons will use their best judgment in voting your proxy.

How many votes must be present to conduct business at the meeting?
      The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of our common stock outstanding on the Record Date will constitute a quorum, permitting business to be conducted at the meeting. As of the Record Date, we had 30,648,449 shares of common stock outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

How do I vote?
      If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as you direct. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. “Street name” stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

Can I change my vote after I return my proxy card?
      Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing either a notice of revocation or a duly executed proxy bearing a later date with our secretary, Barbara V. Tinsley, at our principal executive offices, 4300 Wildwood Parkway, Atlanta, Georgia 30339. The powers of the proxy holder(s) will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

What are the recommendations of our Board of Directors?
      Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our Board. Our Board recommends a vote FOR election of the nominated slate of directors, FOR the approval of the BlueLinx Holdings Inc. 2006 Long-Term Equity Incentive Plan, and FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2006.

What vote is required to approve each item?

•	Election of Directors. A nominee will be elected as a director if he receives a plurality of the votes cast at the meeting. “Plurality” means that the nominees receiving the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the meeting. In other words, the ten director nominees receiving the most votes will be elected. Broker non-votes and marking your proxy card to withhold authority for all or some nominees will not be counted either for or against a director nominee.

•	Approval of the BlueLinx Holdings Inc. 2006 Long-Term Equity Incentive Plan. Under the rules of the New York Stock Exchange (the “NYSE”), the affirmative vote of the holders of a majority of the votes cast is required for approval of the BlueLinx Holdings Inc. 2006 Long-Term Equity Incentive Plan. The total number of votes cast on the proposal must represent more than 50% of all the shares entitled to vote. Abstentions will have the effect of a vote “AGAINST” the proposal. Broker non-votes will not be counted either for or against this proposal (except that broker non-votes will not count toward the 50% of all shares entitled to vote on the proposal that must be cast for the proposal to be approved in accordance with the rules of the NYSE).

•	Ratification of Independent Registered Public Accounting Firm. The affirmative vote of the holders of a majority of the votes cast is required to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2006. Abstentions and broker non-votes will not be counted either for or against this proposal.

Are abstentions and broker non-votes part of the quorum?
      Abstentions, broker non-votes and votes withheld for director nominees or the ratification of our independent registered public accounting firm count as “shares present” at the meeting for purposes of determining whether a quorum is present.
      Abstentions and votes withheld for the approval of the BlueLinx Holdings Inc. 2006 Long-Term Equity Incentive Plan count as “shares present” at the meeting for purposes of determining whether a quorum is present but broker non-votes will not be counted as voted or as present with respect to this proposal.

What if I don’t vote for some or all of the matters listed on my proxy card?
      If you are a registered stockholder and you return a signed proxy card without indicating your vote for some or all of the matters, your shares will be voted as follows for any matter you did not indicate a vote on:

•	FOR the director nominees to the Board listed on the proxy card;

•	FOR approval of the BlueLinx Holdings Inc. 2006 Long-Term Equity Incentive Plan; and

•	FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2006.

How will proxies be solicited?
      Proxies will be solicited by mail. Proxies may also be solicited by our officers and regular employees personally or by telephone or facsimile, but such persons will not be specifically compensated for such services. Banks, brokers, nominees and other custodians and fiduciaries will be reimbursed for their reasonable out-of-pocket expenses in forwarding soliciting material to their principals, the beneficial owners of our common stock. We will pay the expense of preparing, assembling, printing, mailing and soliciting proxies.

Is there electronic access to the proxy materials and annual report?
      Yes. This proxy statement and our annual report on Form 10-K are available on our web site, www.bluelinxco.com.

Who are our largest stockholders?
      As of the date of this proxy statement, Cerberus ABP Investor LLC, an affiliate of Cerberus Capital Management, L.P., or Cerberus, owned 18,100,000 shares of our common stock, representing approximately 59% of the then outstanding shares of common stock of BlueLinx.

ITEMS OF BUSINESS TO BE ACTED ON AT THE MEETING
PROPOSAL 1:
ELECTION OF DIRECTORS
      Our Board currently consists of ten members. Each of our current directors has been nominated for reelection and has consented to stand for reelection.
      The terms of all of the members of our Board will expire at the next annual meeting after their election, or until their successors, if any, are elected and appointed. If you do not wish your shares of common stock to be voted for particular nominees, you may so indicate on the enclosed proxy card. If, for any reason, any of the nominees become unavailable for election, the individuals named in the enclosed proxy card may exercise their discretion to vote for any substitutes proposed by the Board. At this time, the Board knows of no reason why any nominee might be unavailable to serve.
      Our Board unanimously recommends a vote FOR each of the following nominees:

•	Jeffrey J. Fenton	•	Charles H. McElrea
•	Richard S. Grant	•	Alan H. Schumacher
•	Stephen E. Macadam	•	Mark A. Suwyn
•	Richard B. Marchese	•	Lenard B. Tessler
•	Steven F. Mayer	•	Robert G. Warden
      Biographical information about these nominees can be found under “Identification of Executive Officers and Directors” elsewhere in this proxy statement.
PROPOSAL 2:
APPROVAL OF THE BLUELINX HOLDINGS INC. 2006 LONG-TERM EQUITY INCENTIVE PLAN
General
      The Board is seeking stockholder approval of the BlueLinx Holdings Inc. 2006 Long-Term Equity Incentive Plan (the “Plan”). The purpose of the Plan is to provide a means whereby employees and directors of the Company develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its shareholders. A further purpose of the Plan is to provide a means through which the Company may attract able individuals to become employees or serve as directors of the Company and to align the interests of individuals who are responsible for the successful administration and management of the Company with those of our stockholders. Under the Plan, the Company may grant non-qualified stock options, “incentive stock options” (within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”)), stock appreciation rights (“SARs”), restricted stock, restricted stock units, performance shares, performance units, cash-based awards, and other stock-based awards. The following general summary of the Plan is not intended to be complete and is qualified in its entirety by reference to the Plan set forth in Appendix “A” to this proxy statement.
Summary of Plan
      Administration. The Plan will be administered by the Compensation Committee of the Board of Directors (the “Committee”).
      Subject to the express provisions of the Plan, the Committee will have the authority to select eligible persons to receive awards and determine all of the terms and conditions of each award. All awards will be evidenced by a written agreement containing such provisions not inconsistent with the Plan as the

Committee shall approve. The Committee will also have authority to establish rules and regulations for administering the Plan and to decide questions of interpretation or application of any provision of the Plan.
      Available Shares. Under the Plan, 1,700,000 shares of common stock will be available for awards, subject to adjustment in the event of any corporate event or transaction (including, but not limited to, a change in the shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, partial or complete liquidation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of shares, exchange of shares, dividend in kind, or other like change in capital structure, number of outstanding shares or distribution (other than normal cash dividends) to shareholders of the Company, or any similar corporate event or transaction. Shares covered by an award shall be counted as used as of the date of grant. Under the Plan, any shares related to awards under the Plan which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares, are settled in cash in lieu of shares, or are exchanged with the Committee’s permission, prior to the issuance of shares, for awards not involving shares, shall be available again for grant under the Plan.
      Eligibility. All of the Company’s employees and directors are eligible to participate in the Plan. Pursuant to the terms of his employment agreement, Mr. Macadam will receive a minimum annual targeted bonus equivalent of $750,000 in value payable in the form of restricted stock and/or stock options. Any and all awards to Mr. Macadam and the other executive officers will be formally approved by the Committee in the form of individual award agreements to each employee.
      Change in Control. In the event of certain acquisitions of 30% or more of the common stock, certain changes in a majority of the Board, or the consummation of a reorganization, merger or consolidation or sale or disposition of all or substantially all of the assets of the Company (unless, among other conditions, the Company’s stockholders receive 60% or more of the stock of the surviving company) or the liquidation or dissolution of the Company, all outstanding options and SARs will be exercisable in full, and the restricted stock and restricted stock units will become immediately vested and payable. The performance period applicable to performance shares and performance units shall lapse and the performance goals associated with such awards shall be deemed to have been met at their target level. Such awards shall vest on a pro rata basis based on the portion of the vesting period completed as of the change in control.
      Effective Date, Termination and Amendment. If approved by stockholders, the Plan will become effective as of the date of such approval. The Plan will terminate ten years thereafter unless terminated earlier by the Board. The Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan and any award agreement in whole or in part; provided, however, that, without the prior approval of the Company’s shareholders and except as provided in the Plan, options or SARs issued under the Plan will not be repriced, replaced, or regranted through cancellation, or by lowering the option price of a previously granted option or the grant price of a previously granted SAR, and no amendment of the Plan shall be made without shareholder approval if shareholder approval is required by law, regulation, or stock exchange rule.
      Stock Options-General. The Committee will determine the conditions to the exercisability of each option. Upon exercise of an option, the purchase price may be paid in cash, by delivery of previously owned shares of common stock, by a cashless (broker-assisted) exercise or by any other method approved or accepted by the Committee.
      Non-Qualified Stock Options and Incentive Stock Options. The period for the exercise of a non-qualified stock option or incentive stock option will be determined by the Committee. The exercise price of a non-qualified stock option or incentive stock option will not be less than the fair market value of the Common Stock on its date of grant. The Committee may impose restrictions on any shares acquired pursuant to the exercise of a non-qualified stock option or incentive stock option granted under the Plan.

      The award agreement shall set forth the extent to which the participant shall have the right to exercise the non-qualified stock option or incentive stock option in the event of participant’s termination of employment or service. Such provisions will be determined by the Committee.
      Stock Appreciation Rights. The period for the exercise of a SAR will be determined by the Committee. The base price of a SAR will not be less than 100% of the fair market value of the Common Stock on the date of grant. A SAR entitles the holder to receive upon exercise (subject to withholding taxes) shares of common stock (which may be restricted stock), cash or combination thereof with a value equal to the difference between the fair market value of the common stock on the exercise date and the base price of the SAR. The Committee may impose restrictions upon exercise of a SAR granted under the Plan.
      The award agreement shall set forth the extent to which the participant shall have the right to exercise the SAR in the event of participant’s termination of employment or service. Such provisions will be determined by the Committee.
      Restricted Stock and Restricted Stock Units. The Plan provides for the grant of (i) restricted stock awards which may be subject to a restriction period, and (ii) restricted stock units which are similar to restricted stock except no shares are actually awarded. An award of restricted stock or restricted stock units may be subject to specified performance measures during the applicable restriction period. Shares of restricted stock will be freely transferable after all conditions and restrictions have been satisfied or lapse. The award agreement shall set forth the extent to which the participant shall have the right to retain restricted stock and/or restricted stock units in the event of participant’s termination of employment or service. Such provisions will be determined by the Committee. Unless otherwise set forth in a restricted stock award agreement, the holder of a restricted stock award will have rights as a stockholder of the Company, including the right to vote and receive dividends with respect to the shares of restricted stock. A participant shall have no voting rights with respect to any restricted stock units granted under the Plan.
      Performance Units and Performance Shares. The Plan also provides for the grant of performance units and performance share awards. Each performance unit and each performance share is a right, contingent upon the attainment of performance measures within a specified performance period. The Committee will determine the form of payout of cash or in shares (or in a combination thereof) equal to the value of earned performance units/performance shares at the close of the applicable performance period. The award agreement shall set forth the extent to which the participant shall have the right to retain the performance units and/or performance shares in the event of participant’s termination of employment or service, as determined by the Committee. If the Committee desires to qualify performance-based awards under Section 162(m) of the Code, the performance goals will consist of any of the following:

(a) Net earnings or net income (before or after taxes, depreciation or amortization);

(b) Earnings per share;

(c) Net sales or revenue growth;

(d) Net operating profit;

(e) Return measures (including, but not limited to, return on net assets, capital, working capital, equity, sales, or revenue);

(f) Cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment);

(g) Earnings before or after taxes, interest, depreciation, and/or amortization;

(h) Gross or operating margins;

(i) Productivity ratios;

(j) Share price (including, but not limited to, growth measures and total shareholder return);

(k) Expense targets;

(l) Margins;

(m) Operating efficiency;

(n) Market share;

(o) Customer satisfaction;

(p) Working capital targets; and

(q) Economic value added or EVA® (net operating profit after tax minus the sum of capital multiplied by the cost of capital).
      Cash-Based Awards and Other Stock-Based Awards. The Plan also provides for the grant of cash-based awards and other types of equity-based or equity-related awards not otherwise described by the Plan as determined by the Committee. The Committee will determine the value of the cash-based awards and other stock-based awards and may establish performance goals. In the event the Committee establishes performance goals, the number and/or value of cash-based awards or other stock-based awards that will be paid out will depend on the extent to which performance goals are met. The Committee shall determine the extent to which the participant shall have the right to receive cash-based awards or other stock-based awards in the event of participant’s termination of employment or service.
      Non-Employee Director Awards. The Board or Committee shall determine all awards to non-employee directors. The terms of any such awards shall be set forth in an award agreement.
      Maximum Awards for Employees. Generally, the Plan limits the annual awards to any individual employee or director as follows:

(a) 1,000,000 options;

(b) 1,000,000 SARs;

(c) 500,000 shares of restricted stock or restricted stock units;

(d) 500,000 performance shares or performance units; and

(e) $7,500,000 or 500,000 shares of cash-based or other stock-based awards.
Certain Federal Income Tax Consequences
      The following is a brief summary of certain U.S. federal income tax consequences generally arising with respect to awards under the Plan.
      A participant generally will not recognize taxable income at the time an option is granted and the Company will not be entitled to a tax deduction at such time. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) upon exercise of a non-qualified stock option equal to the excess of the fair market value of the shares purchased over their exercise price, and the Company generally will be entitled to a corresponding deduction. A participant will not recognize income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option. If the shares acquired by exercise of an incentive stock option are held for the longer of two years from the date the option was granted and one year from the date it was exercised, any gain or loss arising from a subsequent disposition of such shares will be taxed as long-term capital gain or loss, and the Company will not be entitled to any deduction. If, however, such shares are disposed of within the above-described period, then in the year of disposition, the participant will recognize compensation taxable as ordinary income equal to the excess of the lesser of (i) the amount realized upon disposition and (ii) the fair market value of the shares on the date of exercise over the exercise price, and the Company generally will be entitled to a corresponding deduction.

      A participant generally will not recognize taxable income at the time SARs are granted and the Company will not be entitled to a tax deduction at such time. Upon exercise, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of any cash paid by the Company. This amount generally is deductible by the Company as compensation expense.
      A participant will not recognize taxable income at the time restricted stock is granted and the Company will not be entitled to a tax deduction at such time, unless the participant makes an election to be taxed at such time. If such election is not made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time the restrictions lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. The amount of ordinary income recognized generally is deductible by the Company as compensation expense, except to the extent the deduction limits of Section 162(m) of the Code apply. Restricted stock units generally will also be taxed as ordinary income upon vesting unless structured in compliance with applicable tax rules to defer taxation until settlement.
      Our Board unanimously recommends a vote FOR the approval of the BlueLinx Holding Inc. 2006 Long-Term Equity Incentive Plan.
PROPOSAL 3:
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
      The Audit Committee of our Board has selected Ernst & Young LLP to serve as our independent registered public accounting firm for fiscal year 2006. Ernst & Young LLP has served as our independent registered public accounting firm since our inception. While stockholder ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm is not required by our bylaws or otherwise, our Board is submitting the selection of Ernst & Young LLP to our stockholders for ratification. If our stockholders fail to ratify the selection, the Audit Committee may, but is not required to, reconsider whether to retain that firm. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent auditing firm at any time during the fiscal year if it determines that such a change would be in our best interests and that of our stockholders.
      Ernst & Young LLP has advised us that it has no direct, nor any material indirect, financial interest in us or any of our subsidiaries. We expect that representatives of Ernst & Young LLP will be present at the meeting to make any statement they may desire and to respond to appropriate questions from our stockholders.
Fees Paid To Independent Registered Public Accounting Firm
      The following table presents the aggregate fees billed by Ernst & Young LLP for professional services for fiscal years 2005 and 2004, by category as described in the notes to the table:

	2005	2004

Audit Fees(1)	$3,617,655	$3,059,440
Audit-Related Fees(2)	264,202	400,000
Tax Fees	—	—
All Other Fees	—	—

TOTAL	$3,881,857	$3,459,400

(1)	Primarily includes fees related to audits of our consolidated financial statements, reviews of interim financial statements and disclosures in filings with the Securities and Exchange Commission (“SEC”), as well as comfort letters and consents in conjunction with our initial public offering in

December 2004. In 2005, audit fees also included fees related to the audit of internal control over financial reporting, as required by Section 404 of the Sarbanes-Oxley Act of 2002.

(2)	Primarily consists of fees billed for assurance and services reasonably related to the performance of the audit or review of our financial statements, including consultations on accounting matters, services related to certain SEC filings and benefit plan audits performed in 2005. In 2004, audit-related fees consisted of fees related to a working capital audit performed in 2004.

Pre-Approval of Audit and Non-Audit Services
      The charter of the Audit Committee provides that the committee is responsible for the pre-approval of all material audit services and non-audit services to be performed for us by our independent registered public accounting firm. There were no non-audit related services performed by Ernst & Young LLP for us during either fiscal year 2005 or fiscal year 2004. To the extent required by applicable law, the fees paid to the independent registered public accounting firm described above for fiscal years 2005 and 2004 were pre-approved by the Audit Committee. The Audit Committee may delegate to one or more of its members the authority to grant such pre-approvals. The decisions of any such member shall be presented to the full Audit Committee at each of its scheduled meetings.
      Our Board unanimously recommends a vote FOR the ratification of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2006.
INFORMATION ABOUT THE BOARD OF DIRECTORS
      Our Board met eight times during our 2005 fiscal year. Each incumbent director attended at least 75% of the total of all board and committee meetings he was entitled to attend during the 2005 fiscal year.
      Our Board has reviewed the independence of each of its members based on the criteria for independence set forth under applicable securities laws, including the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) applicable rules and regulations of the SEC and applicable rules and regulations of the NYSE. The NYSE Listed Company Manual and corresponding listing standards provide that, in order to be independent, the Board must determine that a director has no material relationship with the Company other than as a director. The Board has reviewed the relationships between each Board member and the Company. Based on its review, the Board has affirmatively determined, by resolution of the Board as a whole, that the following directors have no material relationship with us and satisfy the requirements to be considered independent under the NYSE listing standards applicable to audit committee membership: Richard S. Grant, Richard B. Marchese and Alan H. Schumacher. The Board determined that Messrs. Grant and Marchese have no relationship with us or any other matter of any kind that would impair their independence for purposes of serving on our Board. With respect to Mr. Schumacher, the Board considered the fact that Mr. Schumacher serves on the board of another Cerberus controlled public company. The Board affirmatively determined Mr. Schumacher serving on the board of directors of two Cerberus portfolio companies is not a material relationship and does not preclude Mr. Schumacher from exercising independent judgment in carrying out his responsibilities.
      As further described under “Controlled Company,” below, because we are a “controlled company,” we are exempt from the requirement that our Board be comprised of a majority of independent directors. Five members of our current Board are employees of, or advisors to, Cerberus Capital Management, L.P., or Cerberus, the indirect holder of a majority of the outstanding shares of our common stock, and as such are not independent.
      Our business and affairs are managed by our Board. To assist it in carrying out its responsibilities, our Board has established the two standing committees described below, under “Committees of the Board of Directors.” The charter for each of these committees, as in effect from time to time, may be found on our web site, www.bluelinxco.com. Each of these committees has the right to retain its own legal counsel and other advisors. All directors are expected to attend the annual meeting of stockholders. On the date of the

2005 annual meeting of stockholders there were nine members of the Board and seven members were present at the meeting.
Lead Director
      The lead director’s duties generally include serving as the chairperson for all executive sessions of the non-management directors and communicating to the Chief Executive Officer the results of non-management executive board sessions. Mr. Fenton, the Chairman of the Board, currently serves as the Company’s lead director. Any interested party may contact the lead director by directing such communications to the lead director c/o Barbara V. Tinsley, Secretary, 4300 Wildwood Parkway, Atlanta, Georgia 30339. Any such correspondence received by the Company will be forwarded to the lead director.
Committees of the Board of Directors

The Audit Committee
      Our Board established a separately-designated standing Audit Committee in accordance with Section 3(a)(58)(A) of the Exchange Act. The purpose of the Audit Committee is to assist our Board in fulfilling its responsibilities to oversee our financial reporting process, including monitoring the integrity of our financial statements and the independence and performance of our internal and external auditors. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of our independent registered public accounting firm.
      The Audit Committee met sixteen times in fiscal 2005. The Audit Committee currently consists of Messrs. Grant, Marchese and Schumacher. As discussed above, our Board has affirmatively determined that Messrs. Grant, Marchese and Schumacher are each “independent,” as such term is defined under the rules of the SEC and the listing standards of the NYSE applicable to audit committee membership, and each meet the NYSE’s financial literacy requirements. Pursuant to its charter, the Audit Committee is comprised of at least three members appointed by our Board. Our Board has determined that Mr. Schumacher is an “audit committee financial expert,” as such term is defined under the applicable rules of the SEC.
      The Audit Committee operates pursuant to a written charter, a copy of which can be found on our web site at www.bluelinxco.com and is attached hereto as Appendix “B”.
      The Audit Committee has adopted a procedure to receive allegations on any fraudulent accounting issues through a toll-free telephone number as set out in our code of conduct and ethics. See “Corporate Governance Guidelines and Code of Ethics,” below.

The Compensation Committee
      The Compensation Committee oversees the determination of all matters relating to employee compensation and benefits and is empowered to: (1) establish a compensation policy for executive officers, including setting base salaries and incentive compensation; (2) review compensation practices and trends; (3) make recommendations as to compensation levels for executive officers; (4) approve employment contracts; (5) administer our stock option and other incentive plans; and (6) undertake administration of other employee benefit plans. The Compensation Committee currently consists of Messrs. Fenton, Schumacher and Suwyn, and met seven times during 2005. As further described under “Controlled Company,” below, because we are a “controlled company,” we are exempt from the requirement that the Compensation Committee be comprised solely of independent directors. Messrs. Fenton and Suwyn are senior advisors to Cerberus, and as such are not independent.
Controlled Company
      We are a “controlled company” for purposes of the NYSE listing requirements. Our basis for this determination is that Cerberus ABP Investor LLC, an affiliate of Cerberus, owns 18,100,000, or approximately 59% of the outstanding shares of our common stock as of the date of this proxy statement.

Accordingly, we are exempt from the NYSE listing requirements that would otherwise mandate (1) a majority of independent directors on our Board, (2) a nominating committee of our Board, comprised solely of independent directors, to select or recommend nominees to our Board, and (3) a compensation committee of our Board, comprised solely of independent directors, to determine the compensation of our executive officers.
Nomination Process
      Because we are a controlled company, we do not have a standing nominating committee comprised solely of independent directors or any other committee performing similar functions. Such matters are considered at meetings of our full Board. Due to the size of our Board, we do not foresee an immediate need to establish a separate nominating committee or adopt a charter to govern the nomination process.
      Our Board has generally used an informal process to identify and evaluate director candidates. We believe that identifying and nominating highly skilled and experienced director candidates is critical to our future. Our Board has previously engaged third parties to assist it in identifying qualified independent director candidates. Our Board encourages all directors, independent or otherwise, to identify potential director nominees. As a result, our Board believes that it is presented with a diverse and experienced group of candidates for discussion and consideration.
      During the evaluation process, our Board seeks to identify director candidates with the highest personal and professional ethics, integrity and values. In the context of the needs of our Board at any given point in time, our Board will seek candidates with diverse experience in business, finance and other matters relevant to a company such as ours, prominence in their profession, concern for the interests of our stockholders and an understanding of our business. Additionally, our Board requires that director nominees have sufficient time to devote to our business and affairs.
IDENTIFICATION OF EXECUTIVE OFFICERS AND DIRECTORS
      The following table contains the name, age and position with our company of each of our executive officers and directors. Their respective backgrounds are described in the text following the table.

Name	Age	Position

Stephen E. Macadam	45	Chief Executive Officer and Director (Director since 2004)
George R. Judd	45	President and Chief Operating Officer
David J. Morris	50	Chief Financial Officer and Treasurer
Barbara V. Tinsley	55	General Counsel and Secretary
Duane G. Goodwin	47	Senior Vice President, Supply Chain
Steven G. Skinner	43	Senior Vice President, Strategy & Business Development
David J. Dalton	48	Senior Vice President, West
Dean A. Adelman	41	Vice President, Human Resources
Jeffrey J. Fenton	49	Chairman of the Board of Directors (since 2004)
Richard S. Grant	59	Director (since December 2005)
Richard B. Marchese	64	Director (since 2005)
Steven F. Mayer	46	Director (since 2004)
Charles H. McElrea	55	Director (since 2004)
Alan H. Schumacher	59	Director (since 2004)
Mark A. Suwyn	63	Director (since 2005)
Lenard B. Tessler	53	Director (since 2004)
Robert G. Warden	33	Director (since 2004)

Executive Officers
      Stephen E. Macadam has served as our Chief Executive Officer since October 2005, and as a member of our Board since June 2004. Prior to his joining our Company, Mr. Macadam was the President and Chief Executive Officer and has been a member of the management committee of Consolidated Container Company LLC since August 2001. He served previously with Georgia-Pacific where he held the position of Executive Vice President, Pulp & Paperboard from July 2000 until August 2001, and the position of Senior Vice President, Containerboard & Packaging from March 1998 until July 2000. Mr. Macadam held positions of increasing responsibility with McKinsey and Company, Inc. from 1988 until 1998, culminating in the role of Principal in charge of McKinsey’s Charlotte, North Carolina operation. Mr. Macadam received a B.S. in mechanical engineering from the University of Kentucky, an M.S. in finance from Boston College and a Masters of Business Administration from Harvard Business School, where he was a Baker Scholar.
      George R. Judd has served as our President and Chief Operating Officer since May 2004. Prior to that time, he worked for Georgia-Pacific Corporation in a variety of positions managing both inside and outside sales, national accounts and most recently as Vice President of Sales and Eastern Operations since 2002. From 2000 until 2002, Mr. Judd worked as Vice President of the North and Midwest regions of the Distribution Division. He served as Vice President of the Southwest region from 1999 to 2000. Mr. Judd is past Chair of the National Lumber & Building Material Dealers Association. He graduated from Western Connecticut State University in 1984 with a Bachelor’s degree in Marketing.
      David J. Morris has served as our Chief Financial Officer and Treasurer since May 2004. Prior to that time, Mr. Morris spent 14 years with Georgia-Pacific Corporation, most recently as Vice President of Finance for the distribution division since 1999. Prior to joining Georgia-Pacific Corporation, he was with Kimberly-Clark Corporation for seven years serving in analyst roles in cost, treasury, projects and finance, eventually serving as a financial manager. Mr. Morris received a Bachelor’s of Business Administration in Economics from Georgia State University in 1979 and a Masters of Business Administration degree from the University of Michigan in 1982.
      Barbara V. Tinsley has served as our General Counsel and Secretary since May 2004. Prior to that time, Ms. Tinsley served as Associate General Counsel for Cendian Corporation since September 2002, and as Assistant General Counsel for Mitsubishi Electric and Electronics USA, Inc. from October 2000 until September 2002. From August 1998 until August 2000, Ms. Tinsley served as Corporate Compliance Officer for The Home Depot. She was Chief Counsel to Georgia-Pacific Corporation’s Distribution Division from 1992 to 1998 and represented a number of other divisions of Georgia-Pacific from 1987 to 1992. Prior to that, Ms. Tinsley was an Assistant United States Attorney with the Department of Justice for five years. Ms. Tinsley previously served as Chairman of the Antitrust Section of the State Bar of Georgia. Ms. Tinsley received a Bachelor of Arts degree, magna cum laude, in 1971 from Emory University and a Juris Doctor degree, with distinction, from Emory in 1975.
      Duane G. Goodwin has served as our Senior Vice President, Supply Chain since December 2005. Prior to that time, Mr. Goodwin was with The Home Depot since April 1994, where he served in a variety of positions including Vice President/ Merchandising — Hardware from July 2003 to February 2005, Vice President Global Sourcing from July 2000 to July 2003, and Divisional Merchandise Manager from April 1999 to July 2000. Before this Mr. Goodwin was with Wal-Mart Stores, Inc., where he served in a variety of roles from 1985 through April 1994. Prior to joining our Company, Mr. Goodwin also served as an outside consultant to Cerberus beginning in June 2005.
      Steven G. Skinner has served as our Senior Vice President, Strategy & Business Development since December 2005. Prior to that time, Mr. Skinner served as President and CEO of Peppers & Rogers Group/ Carlson Marketing Group, a management consulting and marketing services company, since 2000. Before this, Mr. Skinner was a Principal with McKinsey & Company, where he was a leader of its transportation and marketing practices. From 1985 to 1989 Mr. Skinner was Manager of Construction Sales at Johnson Controls, Inc. Mr. Skinner received a Bachelor of Mechanical Engineering degree, summa cum laude, from Georgia Institute of Technology, and a Masters of Business Administration

degree from Harvard Business School. Prior to joining our Company, Mr. Skinner also served as an outside consultant to Cerberus beginning in July 2005.
      David J. Dalton has served as our Senior Vice President, West since January 2006. Prior to that time, Mr. Dalton served as Vice President of the Mid-Atlantic region since May 2004. Previously, he worked for Georgia-Pacific Corporation in a variety of positions managing both inside and outside sales, national accounts and most recently as Vice President/ General Manager of the Mid-Atlantic region of the Distribution Division since 1995. He graduated from the University of Massachusetts in 1980 with a Bachelor of Science degree in Wood Science and Technology.
      Dean A. Adelman has served as our Vice President, Human Resources since October 2005. Prior to that time, since 2003, he served as Vice President Human Resources, Staff Development & Training for Corrections Corporation of America. Previously, Mr. Adelman served as Vice President Human Resources for RTM Restaurant Group from 1998 to 2002. Mr. Adelman received a Bachelor of Arts degree from the University of Georgia in 1987 and a Juris Doctor degree, cum laude, from the University of Georgia in 1990.
Nominees for Election as Director
      Jeffrey J. Fenton has served as a member of our Board since June 2004 and as the Chairman of our Board since August 2004. Mr. Fenton currently serves as Chief Executive Officer and Principal of Devonshire Advisors LLC. Prior to that time, from 2000 to October 2002, Mr. Fenton served as the Chief Executive Officer of Maxim Crane Works. Mr. Fenton served as the Chief Executive Officer of GE Capital Modular Space and as an officer of GE Capital Corporation from 1998 to 1999. Mr. Fenton also serves as a senior member of the operations team of Cerberus and as an advisor to Cerberus.
      Richard S. Grant has served as a member of our Board since December 2005. Previously, Mr. Grant served as a Director of The BOC Group plc, until his retirement in 2002. Over thirty years of service with The BOC Group, Mr. Grant held various management positions, most recently as Chief Executive of BOC Process Gas Solutions, Chairman of CNC sa, a Mexican joint venture company, and he had group responsibility for Technology, Latin America and Continental Europe. Previous responsibilities included service as the BOC Regional Director for South Pacific/ South Asia, Chairman of Elgas Ltd, an Australian LPG distributor, and before that as President of Ohmeda Medical Devices and Chief Executive Officer of Glasrock Home Healthcare Inc. Mr. Grant currently serves on the Board of Compass Minerals International Inc, where he is lead director, a member of the audit committee, and Chair of the nominating corporate governance committee.
      Stephen E. Macadam has served as our Chief Executive Officer since October 2005, and as a member of our Board since June 2004. As an executive officer of our Company, Mr. Macadam’s background is described above.
      Richard B. Marchese has served as a member of our Board since May 2005. He served as Vice President Finance, Chief Financial Officer and Treasurer of Georgia Gulf Corporation since 1989 before retiring at the end of 2003. Prior to 1989, Mr. Marchese served as the Controller of Georgia Gulf Corporation, and prior to that he served as the Controller of the Resin Division of Georgia-Pacific Corporation. Mr. Marchese is a member of the board of directors of Nalco Holding Company and Quality Distribution Inc. and a member of the board of managers of Quality Distribution LLC.
      Steven F. Mayer has served as a member of our Board since May 2004. He is a Managing Director of Cerberus. Prior to joining Cerberus in 2002 and since 2001, Mr. Mayer was an Executive Managing Director of Gores Technology Group. Prior to joining Gores, from 1996 to 2001, Mr. Mayer was a Managing Director of Libra Capital Partners, L.P. From 1994 until 1996, Mr. Mayer was a Managing Director of Aries Capital Group, LLC, a private equity investment firm that he co-founded. From 1992 until 1994, Mr. Mayer was a Principal with Apollo Advisors, L.P. and Lion Advisors, L.P., affiliated private investment firms. Prior to that time, Mr. Mayer was an attorney with Sullivan & Cromwell. Mr. Mayer is a member of the boards of directors of Airway Industries, Inc.; LNR Property Holdings

Corp.; Decision One Corporation; MAI Systems Corporation (audit committee); Talecris Biotherapeutics Holdings Corp.; and Velocita Wireless Holding Corp. Mr. Mayer received his A.B., cum laude, from Princeton University and his Juris Doctor degree, magna cum laude, from Harvard Law School.
      Charles H. (Chuck) McElrea served as our Chief Executive Officer from May 2004 until his retirement from that position in October 2005, and has served as a member of our Board since May 2004. Prior to that time, Mr. McElrea worked at Georgia-Pacific for 26 years, most recently as President of the Distribution Division for four years and as Vice President of Finance, Information Technology and Strategy of Containerboard and Packaging for one year. Mr. McElrea held several other senior management positions including Vice President of Distribution Division Integrated Business Systems, Vice President of Packaging Division Business Planning & Logistics, Vice President of Pulp & Paper Logistics, Vice President of Purchasing and Vice President of the Bleached Board Division. He also held company positions in both manufacturing and finance/accounting. Mr. McElrea received a Bachelor’s degree in Business from California Polytechnic State University in 1977.
      Alan H. Schumacher has served as a member of our Board since May 2004. He is a Director of Anchor Glass Container Corporation and has been a Director of that company since December 2002. He also is a member of the board of directors of Quality Distribution Inc. and a member of the board of managers of Quality Distribution LLC and has served on those boards since May 2004. Mr. Schumacher is a member of the Federal Accounting Standards Advisory Board and has served on that board since 2002. Mr. Schumacher has 23 years of experience working in various positions at American National Can Corporation and American National Can Group, where, from 1997 until his retirement in 2000, he served as Executive Vice President and Chief Financial Officer and, from 1988 through 1996, he served as Vice President, Controller and Chief Accounting Officer.
      Mark A. Suwyn has served as a member of our Board since May 2005. He served as the Chairman and Chief Executive Officer of Louisiana-Pacific Corporation from 1996 to 2004. From 1992 to 1995, Mr. Suwyn served as Executive Vice President of International Paper Co. Previously, Mr. Suwyn served as Senior Vice President of E.I. du Pont de Nemours and Company. Mr. Suwyn currently sits on the boards of United Rentals, Inc., NewPage Holding Corporation, NewPage Corporation and Ballard Power Systems Inc. Mr. Suwyn also serves as a senior member of Cerberus’ operations team and as an advisor to Cerberus.
      Lenard B. Tessler has served as a member of our Board since March 2004. Mr. Tessler is a Managing Director of Cerberus, which he joined in May 2001. Prior to joining Cerberus, he was a founding partner of TGV Partners, a private investment partnership formed in April 1990. Mr. Tessler served as Chairman of the Board of Empire Kosher Poultry from 1994 to 1997, after serving as its President and Chief Executive Officer from 1992 to 1994. Before founding TGV Partners, Mr. Tessler was a founding partner of Levine, Tessler, Leichtman & Co., a leveraged buyout firm formed in 1987. Mr. Tessler serves as a member of the board of directors of Anchor Glass Container Corporation, NewPage Holding Corporation and NewPage Corporation.
      Robert G. Warden has served as a member of our Board since May 2004. Mr. Warden is a Senior Vice President of Cerberus, which he joined in February 2003. Prior to joining Cerberus, Mr. Warden was a Vice President at J.H. Whitney from May 2000 to February 2003, a Principal at Cornerstone Equity Investors LLC from July 1998 to May 2000 and an associate at Donaldson, Lufkin & Jenrette from July 1995 to July 1998. Mr. Warden graduated with an AB from Brown University in 1995.
COMMUNICATIONS WITH THE BOARD OF DIRECTORS
      Stockholders and other interested parties who wish to send communications, including recommendations for director nominees, to our Board or any individual director may do so by writing to the Board of Directors, in care of our secretary, Barbara V. Tinsley, at our principal executive offices, 4300 Wildwood

Parkway, Atlanta, Georgia 30339. Your letter should indicate whether you are a stockholder. Depending on the subject matter, our secretary will, as appropriate:

•	forward the communication to the director to whom it is addressed or, in the case of communications addressed to the Board of Directors generally, to the chairman;

•	attempt to handle the inquiry directly where it is a request for information about us; or

•	not forward the communication if it is primarily commercial in nature or if it relates to an improper topic.
      Communications from interested parties that are complaints or concerns relating to financial and accounting methods, internal accounting controls or auditing matters should be sent to the chairman of the Audit Committee, following the procedures set forth above. Director nominations will be reviewed for compliance with the requirements identified above and if they meet such requirements, will be promptly forwarded to the director or directors identified in the communication.
      All communications will be summarized for our Board on a periodic basis and each letter will be made available to any director upon request.
SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
      The following table sets forth, as of March 31, 2006 (unless otherwise indicated in the footnotes), certain information with respect to our common stock owned beneficially by (1) each director or director nominee, (2) each executive officer, (3) all executive officers and directors as a group, and (4) each person known by us to be a beneficial owner of more than 5% of our outstanding common stock. Unless otherwise noted, each of the persons listed has sole investment and voting power with respect to the shares of common stock included in the table. Beneficial ownership has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934. Pursuant to the rules of the SEC, certain shares of our common stock that a beneficial owner has a right to acquire within 60 days pursuant to the exercise of stock options are deemed to be outstanding for the purpose of computing percentage ownership of such owner.

	Number of Shares	Percentage of Shares
Name of Beneficial Owner	Beneficially Owned	Outstanding(5)

Stephen Feinberg(1)(2)	18,100,000	59.06%
Stephen E. Macadam	15,000	*
George R. Judd	500,000	1.63%
David J. Morris	200,000	*
Barbara V. Tinsley	17,280	*
Steven C. Hardin	300,000	*
Duane G. Goodwin	0	0
Steven G. Skinner	0	0
David J. Dalton	5,236	*
Dean A. Adelman	0	0
Jeffrey J. Fenton	105,500	*
Richard S. Grant	0	0
Richard B. Marchese(3)	10,000	*
Steven F. Mayer(4)	0	0
Charles H. McElrea	700,000	2.28%
Alan H. Schumacher	7,750	*
Mark A. Suwyn	0	0
Lenard B. Tessler(2)	0	0
Robert G. Warden(2)	0	0
Directors and executive officers as a group (18 persons)	1,860,766	6.07%

*	Less than one percent.

(1)	Cerberus ABP Investor LLC is the record holder of 18,100,000 shares of our common stock. Mr. Feinberg exercises sole voting and investment authority over all of our securities owned by Cerberus ABP Investor LLC. Thus, pursuant to Rule 13d-3 under the Exchange Act, Mr. Feinberg is deemed to beneficially own 18,100,000 shares of our common stock.

(2)	The address for Messrs. Feinberg, Tessler and Warden is c/o Cerberus Capital Management, L.P., 299 Park Avenue, New York, New York 10171.

(3)	Mr. Marchese’s ownership includes options to purchase 10,000 shares of the Company’s common stock which are exercisable as of March 31, 2006, or that will become exercisable within 60 days of that date.

(4)	The address for Mr. Mayer is c/o Cerberus California, Inc., 11812 San Vicente Boulevard, Los Angeles, CA 90049.

(5)	The percentage calculations are based on 30,649,044 shares of the Company’s common stock outstanding on March 31, 2006.
SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      Section 16(a) of the Exchange Act, requires our directors and executive officers, and persons who own more than 10% of our equity securities, to file initial reports of ownership and reports of changes in ownership with the SEC. Based solely on our review of the copies of such reports received by us with respect to transactions during our 2005 fiscal year, or written representations from certain reporting persons, we believe that our directors, executive officers and persons who own more than 10% of our equity securities have complied with all applicable filing requirements for our 2005 fiscal year.

EXECUTIVE COMPENSATION
Summary Compensation Table
      The following table sets forth the cash and non-cash compensation, for the fiscal years ended January 3, 2004, January 1, 2005 and December 31, 2005, awarded or earned by our Chief Executive Officer, our former Chief Executive Officer and the four most highly compensated other executive officers during fiscal 2005. All salary and bonus compensation amounts in 2003 are provided for informational purposes and reflect compensation paid while the individuals were employed by the distribution division of Georgia-Pacific Corporation, not by us. As detailed below, certain amounts included in fiscal year 2004 compensation were paid while the individuals were still employed by Georgia-Pacific.

					Long-Term
					Compensation Awards
		Annual Compensation
					Securities	All Other
				Other Annual	Underlying	Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Compensation ($)	Options (#)	($)(1)

Stephen E. Macadam,	2005	134,615	600,000	—	750,000	6,522
Chief Executive Officer &	2004	—	—	—	—	—
Director(2)	2003	—	—	—	—	—
Charles H. McElrea,	2005	272,596	—	—	—	27,698
Former Chief Executive	2004	315,000	370,000	—	—	2,394
Officer & Director(3)	2003	315,000	378,000	—	—	—
George R. Judd,	2005	261,115	240,027	—	—	26,535
President & Chief Operating	2004	233,999	231,000	—	—	2,520
Officer	2003	233,999	227,448	—	—	—
David J. Morris,	2005	215,570	99,170	—	—	26,085
Chief Financial Officer &	2004	201,348	202,000	—	—	2,079
Treasurer	2003	201,348	154,648	—	—	—
Barbara V. Tinsley,	2005	211,539	82,284	—	—	35,955
General Counsel &	2004	129,056	150,000	—	100,000	15,081
Secretary	2003	—	—	—	—	—
Steven C. Hardin,	2005	223,456	95,408	—	—	26,620
Former Executive Vice	2004	219,606	178,000	—	—	2,268
President(4)	2003	219,606	191,294	—	—	—

(1)	In fiscal 2005, these figures include (a) Company matching contributions to the employee’s 401(k) plan (Mr. Macadam $5,923; Mr. McElrea $10,680; Mr. Judd $10,380; Mr. Morris $10,591; Ms. Tinsley $11,404; and Mr. Hardin $9,193); (b) Company contributions to the employee’s 401(k) plan as part of the Company’s defined contribution plan (Mr. McElrea $14,025; Mr. Judd $12,375; Mr. Morris $12,375; Ms. Tinsley $21,716; and Mr. Hardin $14,025); and (c) insurance premiums paid by the Company with respect to term life insurance for the benefit of the employee (Mr. Macadam $599; Mr. McElrea $2,993; Mr. Judd $3,780; Mr. Morris $3,119; Ms. Tinsley $2,835; and Mr. Hardin $3,402).

(2)	On October 20, 2005, Mr. Macadam entered into an employment agreement with the Company and was appointed to serve as the Company’s Chief Executive Officer. In connection with his employment agreement, Mr. Macadam was granted an option to purchase 750,000 shares of the Company’s common stock at an exercise price of $13.50 per share. The options vest in five equal annual installments beginning on October 20, 2006. The employment agreement expires on December 31, 2008, except that it will be renewed automatically for an additional one-year period unless thirty days prior written notice is given by either party in advance of such one-year period. Mr. Macadam received a $600,000 signing bonus from the Company and his annual base salary shall be paid at the rate of $700,000 for 2005 and 2006, $750,000 for 2007 and $800,000 for 2008.

(3)	Mr. McElrea, the Company’s former Chief Executive Officer, retired from that position in October 2005. In connection with his retirement, the Company and Mr. McElrea entered into a retirement and consulting agreement pursuant to which the Company agreed to pay Mr. McElrea a consulting fee of $58,890 per month, payable in 24 monthly installments. The first such installment shall be due and payable on April 20, 2006. Mr. McElrea will continue to serve as a member of the Board subsequent to his retirement and has been nominated for reelection to the Board.

(4)	Mr. Hardin left the Company in January 2006.

      None of the individuals listed above received perquisites or personal benefits during 2005 in excess of the lesser of $50,000 or 10% of his or her annual salary and bonus. The amount of such benefits to all executive officers as a group during 2005 was less than 10% of their aggregate annual salaries and bonuses.
Option Grants in Last Fiscal Year
      The table below sets forth information regarding all stock options granted in the 2005 fiscal year under our stock option plan to our executive officers named in the Summary Compensation Table above.
Option Grants in Last Fiscal Year

		% of Total			Potential Realized Value at
	Number of	Options			Assumed Annual Rates of
	Securities	Granted to			Stock Price Appreciation for
	Underlying	Employees			Option Term(2)
	Options	in Fiscal	Exercise	Expiration
	Granted	Year	Price	Date	5%	10%

Stephen E. Macadam(1)	750,000	96.5%	$13.50	10/20/2015	$6,062,140	$15,650,316

(1)	We entered into an employment agreement effective October 20, 2005 with Stephen E. Macadam to replace Mr. McElrea, who retired in October 2005, as Chief Executive Officer. In connection with his employment agreement, Mr. Macadam was granted an option to purchase 750,000 shares of our common stock at an exercise price of $13.50 per share. The options vest in five equal annual installments beginning on October 20, 2006.

(2)	Based on the closing price of our common stock of $13.25 per share on October 20, 2005, the date of the option grant to Mr. Macadam. The dollar amounts under the columns labeled 5% and 10% are the result of calculations at the 5% and 10% rates of appreciation set by the SEC for presentation in proxy statements and therefore are not intended to forecast possible future appreciation, if any, of the price of our common stock.
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
      The table below sets forth information regarding stock option exercises during fiscal 2005 by our executive officers named in the Summary Compensation Table above and the fiscal year-end value of unexercised options.

			Number of
			Securities
			Underlying	Value of Unexercised
			Unexercised	In-the-Money
			Options at Fiscal	Options at Fiscal
			Year-End	Year-End
	Shares
	Acquired on	Value	Exercisable/	Exercisable/
Name	Exercise (#)	Realized($)	Unexercisable (#)	Unexercisable ($)(1)

Stephen E. Macadam	0	0	10,000/750,000	75,000/0
Charles H. McElrea	0	0	0/0	0/0
George R. Judd	0	0	0/0	0/0
David J. Morris	0	0	0/0	0/0
Barbara V. Tinsley	0	0	23,800/76,200	178,500/571,500
Steven C. Hardin	0	0	0/0	0/0

(1)	These amounts reflect the difference between:

•	the fair market value of the shares of our common stock underlying the options held by each officer based on the closing price per share of our common stock of $11.25 on December 31, 2005 as reported on the NYSE, and

•	the aggregate exercise price of such options.
Equity Compensation Plan Information
      The following table provides information about the shares of common stock that may be issued upon the exercise of options and other awards under our existing equity compensation plans as of December 31, 2005. Our sole stockholder approved equity compensation plan at this time is the 2004 Equity Incentive Plan. We do not have any non-stockholder approved equity compensation plans.

(c)
	(a)		Number of Securities
	Number of Securities	(b)	Remaining Available
	to be Issued	Weighted-Average	for Future Issuance
	Upon Exercise of	Exercise Price of	Under Equity Compensation
	Outstanding Options,	Outstanding Options,	Plans (Excluding Securities
Plan Category	Warrants and Rights	Warrants and Rights	Reflected in Column (a))

Equity compensation plans approved by security holders	1,917,982	$7.74	235,368
Equity compensation plans not approved by security holders	—	n/a	—
Total	1,917,982	$7.74	235,368
Compensation of Directors
      Our directors who are neither employees of BlueLinx nor employees or members of Cerberus’ operations team, referred to as our outside directors, receive an annual director’s fee of $50,000. In addition, each outside director receives a fee of $1,250 for each directors’ meeting attended. Outside directors also receive a fee of $20,000 for serving as chairperson of a committee or $10,000 for being a member of a committee. Directors who are employed by BlueLinx or Cerberus, or who are members of Cerberus’ operations team, do not receive additional consideration for serving as directors, except that all directors are entitled to reimbursement for travel and out-of-pocket expenses in connection with their attendance at board and committee meetings. Historically, we have granted each outside director options to purchase 10,000 shares of our common stock upon joining our Board. Such options generally vest one year from the date of the grant.
Employment Agreements and Change of Control Arrangements

Chief Executive Officer Employment Agreement
      The Company entered into an employment agreement with Stephen E. Macadam to serve as our Chief Executive Officer effective October 20, 2005. The employment agreement expires on December 31, 2008, except that it will be renewed automatically for an additional one-year period unless thirty days prior written notice is given by either party in advance of the one-year period. Mr. Macadam received a $600,000 signing bonus from the Company and his annual base salary is to be paid at the rate of $700,000 for 2005 and 2006, $750,000 for 2007 and $800,000 for 2008. Mr. Macadam is also eligible to receive an annual bonus pursuant to the terms of the Company’s annual bonus plan, with the annual bonus potential to be a target of 75% of his base salary up to a maximum of 150% of base salary, based upon satisfaction of performance goals and bonus criteria to be defined and approved by the Compensation Committee of the Company’s Board in advance for each fiscal year in accordance with the terms of the applicable bonus plan. For 2006, Mr. Macadam is guaranteed to receive a minimum bonus of 50% of his base salary. For each of fiscal years 2006, 2007 and 2008, Mr. Macadam is also entitled to receive an annual targeted bonus equivalent to $750,000 in value payable in the form of awards of stock options and/or shares of restricted stock under the Company’s long-term equity incentive plan as then in effect, all on such terms and conditions as the Compensation Committee of the Board shall determine in accordance with the provisions of such plan. In addition, the employment agreement provides that Mr. Macadam is eligible to participate in all benefit programs for which senior executives are generally eligible.
      The employment agreement also provided that Mr. Macadam receive an option to purchase 750,000 shares of the Company’s common stock (the “Option”). The Option was granted under the Company’s 2004 Equity Incentive Plan pursuant to a stock option agreement dated October 20, 2005 that provides, among other things, that the exercise price of the Option is $13.50 per share, and that the Option vests in five equal annual installments beginning on October 20, 2006.
      Under his employment agreement, the Company may terminate Mr. Macadam’s employment for cause or without cause. If Mr. Macadam’s employment is terminated without cause or he resigns for good reason, the agreement provides Mr. Macadam with, among other things, payment equal to two times his annual base salary in effect immediately prior to the date of termination, plus two times the cash bonus amount received by Mr. Macadam for the fiscal year prior to the year of the termination of his employment, payable in twenty-four equal monthly installments commencing six months after the date of termination. The employment agreement also contains confidentiality provisions, as well as a covenant not to compete during the employment term and continuing until the second anniversary of his date of termination.

Former Chief Executive Officer Retirement and Consulting Agreement
      On October 20, 2005 we entered into a Retirement and Consulting Agreement with Charles H. McElrea pursuant to which Mr. McElrea retired from active employment with the Company and we agreed to pay Mr. McElrea a consulting fee of $58,890 per month, payable in 24 monthly installments. The first such installment shall be due and payable on the date that is 6 months after his retirement date. The Retirement and Consulting Agreement also contains confidentiality provisions, as well as a covenant not to compete during the term of the agreement. Mr. McElrea continues to serve as a member of our Board.

Executive Severance Agreements
      Messrs. Judd and Morris and Ms. Tinsley are each party to a severance agreement with our operating company. These agreements provide these individuals with payments and benefits following a termination by us without “cause” or by the employee with “good reason,” in each case, as these terms are defined in the severance agreements, in addition to the amounts that the employee has accrued to the date of termination of employment.
      Upon a termination by our operating company without cause or by the employee with good reason, the employee will be entitled to receive the following payments and benefits, provided the employee signs a valid release of employment related claims:

•	payment of two times the employee’s annual base salary (one time annual base salary for Ms. Tinsley), payable over 24 months (12 months in the case of Ms. Tinsley) from the date of termination;

•	payment of two times the bonus amount received by the employee immediately prior to the date of termination (one time the bonus amount for Ms. Tinsley), payable over 24 months from the date of termination (payable over 12 months in the case of Ms. Tinsley);

•	a lump sum payment of contributions we would have made to the 401(k) plan for two years (one year for Ms. Tinsley) assuming the employee contributed 6% of pay to such plan;

•	continued health and welfare benefits for two years (one year for Ms. Tinsley) at the cost of such benefits in effect immediately prior to the date of termination;

•	retiree health benefits if the employee is at least age 55 and has 10 years of service (including the period that the employee received continued benefits as described above) no less favorable than as provided to our retirees immediately prior to the date of termination, provided that the employee pays the full cost of all applicable premiums without any subsidy from us; and

•	outplacement services in an amount of up to $25,000.
      The severance agreements also provide that the employee shall not compete with our operating company, BlueLinx Corporation, in the building products distribution business in the United States or Canada for a period of 18 months after termination of employment (12 months for Ms. Tinsley). In addition, the severance agreements provide that the employee shall not solicit employees, customers or vendors of our operating company for a period of 18 months after termination of employment (12 months for Ms. Tinsley).
Compensation Committee Interlocks and Insider Participation in Compensation Decisions
      Messrs. Fenton, Schumacher and Suwyn are the current members of the Compensation Committee. Mr. Schumacher joined the Committee on October 20, 2005, replacing Mr. Macadam who served on the Compensation Committee during fiscal 2005 prior to being appointed as our Chief Executive Officer. None of the current members of the Compensation Committee are current or former officers or employees of our Company. Messrs. Fenton and Suwyn are senior advisors to Cerberus, and as such are not independent.
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
Philosophy
      As BlueLinx’ Compensation Committee (the “Committee”), our primary goal is to establish a compensation program that serves the long-term interests of the Company and its stockholders. The Company seeks to attract and retain top quality executives with the qualifications necessary for the long-term financial success of the Company by providing a competitive, performance-based compensation program. The principal components of this program consist of base salaries, annual incentive plan compensation and stock-based incentive awards. The appropriate mix of compensation for each executive varies based on the level of the executive’s responsibilities.
      In fiscal 2005, the Committee directed the Company to engage a third party provider to perform a benchmark study of the Company’s compensation structure including the base salaries of its executive officers following the separation of the Company from Georgia-Pacific Corporation. The Company’s compensation strategy is to pay competitive salaries necessary to attract and retain effective employees. Salary structures are designed to target the median of selected peer companies, including general industry salaries as appropriate for specific job classifications. The primary objective of the Company’s compensation program is to provide a reasonable and workable framework to effectively compensate the Company’s salaried and non-union hourly employees.
Base Salaries
      The Committee believes the base salaries of the Company’s executives are at levels that are competitive in the marketplace. The benchmarking study examined competitive pay practices of comparable industries and other distribution companies to ensure pay opportunities for the Company’s management are generally competitive. The Committee annually reviews the base salaries of the Company’s executives and adjusts such salaries based on the executive’s performance and responsibilities as it deems necessary and appropriate. The base salary of our former Chief Executive Officer, Charles McElrea, during fiscal 2005 was established at $315,000 per year while he was still employed by Georgia-

Pacific Corporation. The base salaries of the Company’s other executives were adjusted in fiscal 2005 based on the Committee’s review and analysis of the results of the competitive benchmarking study.
      On October 20, 2005, the Company entered into an employment agreement with Stephen Macadam to serve as the Company’s new Chief Executive Officer. Mr. Macadam’s base salary for fiscal 2005 was paid at an annual rate of $700,000. Mr. Macadam’s employment agreement is discussed in detail in the section of this proxy statement titled “Employment Agreement and Change of Control Agreements.” The Committee believes the components of Mr. Macadam’s employment agreement appropriately align his interests with those of the Company’s stockholders. Mr. Macadam also received a signing bonus of $600,000 in connection with his employment agreement.
Annual Short-Term Incentive Plan for Employees
      The Company’s short-term incentive plan is designed to compensate certain of the Company’s salaried employees, including the executive officers, for performance with respect to stated goals consistent with the Company’s planned business objectives. Participants are compensated based on the achievement of Company financial performance targets and/or such other goals as established by management and approved by the Committee. Eligible participants are designated at the beginning of each year by management. All proposed awards to members of management are approved by the Committee. Payments in the aggregate amount of $516,889 were made in 2006 for the 2005 fiscal year to Messrs. Judd, Morris, Hardin and Ms. Tinsley. All such payments were approved by the Committee and were awarded based on the Company’s achievement of certain financial performance goals for fiscal 2005 that were previously established by management and approved by the Committee.
Stock-based Incentive Awards
      The purpose of the Company’s 2004 Equity Incentive Plan is to motivate and retain certain individuals who are responsible for the attainment of the primary long-term performance goals of the Company. In fiscal 2004, the Company elected to grant options to purchase 100,000 shares of the Company’s common stock, subject to time and performance based vesting criteria, to Barbara V. Tinsley in connection with her service as General Counsel and Secretary of the Company. The Committee approved the terms of the grant. The Company elected not to award stock options to the other members of executive management at such time due to the fact such persons already had an equity interest in the Company. In fiscal 2004, stock options were also awarded to the Company’s Chairman of the Board, the independent directors and employees selected by management to participate in the 2004 Equity Incentive Plan. In October 2005, Mr. Macadam was awarded options to purchase 750,000 shares of the Company’s common stock in connection with his appointment as the Company’s new Chief Executive Officer. The options were issued with an above market strike price of $13.50 per share and vest in five equal annual installments.
      The Company’s 2006 Long-Term Equity Incentive Plan is being presented to the Company’s stockholders for their approval as part of this proxy statement. The purpose of the Plan is to provide a means whereby employees and directors of the Company develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its shareholders. A further purpose of this Plan is to provide a means through which the Company may attract able individuals to become employees or serve as members of the Company’s Board and to provide a means whereby those individuals can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company. Pursuant to the terms of his employment agreement, for each of fiscal years 2006, 2007 and 2008, Mr. Macadam is entitled to receive an annual targeted bonus equivalent to $750,000 in value payable in the form of awards of stock options and/or shares of restricted stock under the Company’s long-term equity incentive plan as then in effect, all on such terms and conditions as the Committee shall determine in accordance with the provisions of such plan.

Internal Revenue Code Section 162(m)
      The Committee also considers the potential impact of Section 162(m) of the Internal Revenue Code of 1986, as amended (“Section 162(m)”). Section 162(m) disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for the Chief Executive Officer and the other senior executive officers, other than compensation that is performance-based under a plan that is approved by the stockholders of the Company and meets other technical requirements. However, the Committee reserves the right to provide for compensation to executive officers that may not be deductible if it believes such compensation in the best interests of the Company and its stockholders.
Summary
      We believe the design of the Company’s compensation plans and their relative mix successfully motivates the Company’s officers and executives. All aspects of compensation are performance driven and align both the short-term and long-term interests of the Company’s employees and stockholders. The Committee believes that the Company’s plans are effective, create significant value and reflect an appropriate mix to help drive the Company’s success.

Respectfully Submitted by:

The Compensation Committee of the
Board of Directors:

Mark Suwyn, Chairman
Jeffrey Fenton
Alan Schumacher
AUDIT COMMITTEE REPORT
      The Audit Committee is composed of independent directors as required by and in compliance with the listing standards of the NYSE. The Audit Committee operates under a written charter which is posted to the Company’s web site at www.bluelinxco.com. The role of the Audit Committee is to assist the Board in its oversight of the integrity of the Company’s financial reporting process and compliance with legal and regulatory requirements. The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. The Company’s management is responsible for the preparation, presentation, and integrity of the Company’s financial statements; accounting and financial reporting principles; establishing and maintaining disclosure controls and procedures and establishing and maintaining internal control over financial reporting. The independent registered public accounting firm is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America.
      The Audit Committee held sixteen meetings during the year. The Audit Committee met with management periodically during the year to consider the adequacy of the Company’s internal controls and the objectivity of its financial reporting. The Audit Committee discussed these matters with the Company’s independent registered public accounting firm and with the appropriate financial personnel. The Audit Committee also met privately with the independent registered public accounting firm which has unrestricted access to the Audit Committee. The Audit Committee of the Board of Directors has reviewed and discussed the Company’s audited financial statements as of and for the year ended December 31, 2005 with management and the Company’s independent registered public accounting firm. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed under auditing standards generally accepted in the United States, including those matters set forth in Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The independent registered public accounting firm has provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and the Audit Committee has also discussed with the independent registered public accounting firm its independence. The Audit Committee has concluded that the independent registered public accounting firm is independent from the Company and its management.
      Based on the reports and discussions described above, the Audit Committee has recommended to the Board that the Company’s audited financial statements be included in its annual report on Form 10-K for the year ended December 31, 2005 for filing with the SEC.

Respectfully Submitted by:

The Audit Committee of the
Board of Directors:

Alan Schumacher, Chairman
Richard Grant
Richard Marchese
      The foregoing report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

STOCK PERFORMANCE GRAPH
      The chart below compares the quarterly percentage change in the cumulative total stockholder return on our common stock with the cumulative total return on the Russell 2000 Index and a peer group index for the period commencing December 16, 2004 (the first day of trading of our common stock after our initial public offering) and ending December 31, 2005, assuming an investment of $100 and the reinvestment of any dividends.
      Our peer group index was selected by us and is comprised of reporting companies with lines of business and product offerings that are comparable to ours and which we believe most accurately represent our business. Our peer group consists of the following companies: Beacon Roofing Supply Inc., Builders Firstsource, Building Materials Holding Corporation, Huttig Building Products Inc., Interline Brands Inc., Universal Forest Products Inc. and Watsco Inc.
COMPARISON OF CUMULATIVE TOTAL RETURN

	Cumulative Total Return

	Base Period
Company/Index Name	12/16/04	12/31/04	3/31/05	6/30/05	9/30/05	12/31/05

BlueLinx Holdings Inc.	$100	$107.19	$101.00	$80.03	$102.61	$86.84

Russell 2000 Index	$100	$101.55	$96.13	$100.28	$104.98	$106.17

Peer Group	$100	$101.82	$110.60	$126.32	$159.08	$151.60

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Non-Independent Directors
      Seven of the current members of our Board do not meet the independence standards promulgated under the listing standards of the NYSE. Five of the current members of our Board are either employees of or advisors to Cerberus. Messrs. Tessler, Mayer and Warden are employed by Cerberus and Messrs. Fenton and Suwyn each serves as a senior member of Cerberus’ operations team and as an advisor to Cerberus.
Human Resources and Services

Temporary Staffing Provider
      The Company uses Tandem Staffing Solutions, or Tandem, an affiliate of Cerberus, as the temporary staffing company for its office located in Atlanta, Georgia. The Company incurred total temporary staffing expenses of $1.9 million for 2005. As of December 31, 2005, the Company had accounts payable in the amount of $48,733 to Tandem.

Consulting
      For 2005, the Company incurred expenses in the amount of $480,800 for consulting services provided to the Company by consultants on retainer to Cerberus. As of December 31, 2005, the Company had accounts payable in the amount of $417,850 for these services.

Overhead Expense Reimbursement
      For 2005, the Company incurred expenses in the amount of $134,542, related to reimbursements to Cerberus for various overhead expenses directly related to the Company business. As of December 31, 2005, the Company had accounts payable related to these expenses of $70,100.

Other SG&A
      The Company uses ATC Associates, Inc. and SBI Group, Cerberus affiliates, for real estate surveys and information technology consulting. These expenses totaled $90,793 for fiscal 2005.

Information Systems
      The Company purchased software licenses and a maintenance agreement from SSA Global, a Cerberus affiliate. These payments were directly related to the transfer of the Company’s existing financial reporting software from Georgia-Pacific. These payments totaled $338,128 for fiscal 2005.

Rental Car
      For fiscal 2005, the Company incurred expenses for car rentals in the amount of $390,001. These services were provided by Vanguard Car Rental USA Inc., an affiliate of Cerberus. As of December 31, 2005, the Company had accounts payable in the amount of $41,445 related to these expenses.
CORPORATE GOVERNANCE GUIDELINES AND CODE OF ETHICS
      Our corporate governance guidelines, as in effect from time to time, may be found on our web site, www.bluelinxco.com. Our Board intends to review its corporate governance principles, committee charters and other aspects of governance as often as necessary to remain current in all aspects of corporate governance for similarly situated companies.
      Our Board has adopted a policy to self-evaluate its performance on an annual basis.

      Our code of conduct and ethics, applicable to all employees as well as members of our Board, as in effect from time to time, may be found on our web site, www.bluelinxco.com. Members of our Board are required to certify compliance with our code of conduct and ethics. Any amendment to or waiver of our code of conduct and ethics for any Board member, our Chief Executive Officer, our Chief Financial Officer as well as any other executive officer will be disclosed on our web site, www.bluelinxco.com.
      Our code of conduct and ethics provides a procedure by which employees and others may directly or anonymously, through a secure toll-free phone number, inform our management and/or the Audit Committee of any alleged violation of our code of conduct and ethics, including any allegations of accounting fraud. Reporting employees are protected from retaliation and any other form of adverse action.
SUBMISSION OF STOCKHOLDER PROPOSALS
      We currently expect to hold our 2007 annual meeting of stockholders in May 2007. There are two different deadlines for submitting stockholder proposals for the 2007 meeting. First, if you wish to have a proposal considered for inclusion in next year’s proxy statement, you must submit the proposal in writing so that we receive it by December 16, 2006. Proposals should be addressed to our secretary, Barbara V. Tinsley, at our principal executive offices, 4300 Wildwood Parkway, Atlanta, Georgia 30339. If you submit a proposal, it must comply with applicable laws, including Rule 14a-8 of the Exchange Act.
      In addition, our bylaws provide that any stockholder wishing to nominate a candidate for director or to propose any other business at the 2007 annual meeting must give us timely written notice. This notice must comply with applicable laws and our bylaws. Copies of our bylaws are available to stockholders free of charge on request to our secretary, Barbara V. Tinsley, at our principal executive offices, 4300 Wildwood Parkway, Atlanta, Georgia 30339. To be timely, notice shall be delivered to our secretary before February 12, 2007, but no earlier than January 13, 2007; provided, that, in the event the date of the 2007 annual meeting is more than 30 days before or more than 70 days after the anniversary date of the 2006 annual meeting, notice by the stockholder must be delivered no earlier than 120 days before the 2007 annual meeting and no later than the later of 90 days before the 2007 annual meeting or 10 days following the day on which we make public announcement of the date of such meeting. The public announcement of an adjournment or postponement of an annual meeting of stockholders shall not commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

APPENDIX A
BlueLinx Holdings Inc. 2006 Long-Term Equity Incentive Plan
Article 1.
Establishment, Purpose, and Duration
      1.1     Establishment. BlueLinx Holdings Inc., a Delaware corporation and its successors (hereinafter referred to as the “Company”), establishes an incentive compensation plan to be known as the BlueLinx Holdings Inc. 2006 Long-Term Equity Incentive Plan (hereinafter referred to as the “Plan”), as set forth in this document.
      This Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards, and Other Stock-Based Awards.
      This Plan shall become effective upon shareholder approval (the “Effective Date”) and shall remain in effect as provided in Section 1.3 hereof.
      1.2     Purpose of this Plan. The purpose of this Plan is to provide a means whereby Employees and Directors of the Company develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its shareholders. A further purpose of this Plan is to provide a means through which the Company may attract able individuals to become Employees or serve as Directors of the Company and to provide a means whereby those individuals can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company.
      1.3     Duration of this Plan. Unless sooner terminated as provided herein, this Plan shall terminate ten (10) years from the Effective Date. After this Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and this Plan’s terms and conditions. Notwithstanding the foregoing, no Incentive Stock Options may be granted more than ten (10) years after the earlier of: (a) adoption of this Plan by the Board, or (b) the Effective Date.
Article 2.
Definitions
      Whenever used in this Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:
      2.1 “Affiliate” shall mean any corporation or other entity (including, but not limited to, a partnership or a limited liability company) that is affiliated with the Company through stock or equity ownership or otherwise, and is designated as an Affiliate for purposes of this Plan by the Committee. For purposes of granting stock options or stock appreciation rights, an entity may not be considered an Affiliate if it results in noncompliance with Code Section 409A.
      2.2 “Annual Award Limit” or “Annual Award Limits” have the meaning set forth in Section 4.3.
      2.3 “Award” means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards, or Other Stock-Based Awards, in each case subject to the terms of this Plan.
      2.4 “Award Agreement” or “Agreement” means either: (i) a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, or (ii) a written statement issued by the Company to a Participant describing the terms and provisions of such Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, Internet, or other nonpaper Award Agreements, and the use of electronic, Internet, or other nonpaper means for the acceptance thereof and actions thereunder by a Participant.
      2.5 “Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.
      2.6 “Board” or “Board of Directors” means the Board of Directors of the Company.
      2.7 “Cash-Based Award” means an Award, denominated in cash, granted to a Participant as described in Article 10.
      2.8 “Cerberus” means Cerberus Capital Management, L.P., or any of its Affiliates.
      2.9 “Change in Control” means any of the following events:

(a) The acquisition by any individual, entity, or group (a “Person”), including any “person” within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act, of twenty percent (20%) or more of either: (i) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”), or (ii) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); excluding, however, the following: (A) any acquisition directly from the Company (excluding any acquisition resulting from the exercise of an exercise, conversion, or exchange privilege unless the security being so exercised, converted, or exchanged was acquired directly from the Company); (B) any acquisition by the Company; (C) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii), and (iii) of subsection (c) of this Section 2.9; provided, however, that no Change in Control shall be deemed to occur if Cerberus continues to own a larger voting interest than any such Person.

(b) Individuals who, as of the Effective Date, constitute the Board of Directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of such Board; provided that any individual who becomes a director of the Company subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that any individual who was initially elected as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board shall not be deemed a member of the Incumbent Board;

(c) Consummation of a reorganization, merger, or consolidation of the Company or sale or other disposition of all or substantially all of the assets of the Company (a “Corporate Transaction”); excluding, however, a Corporate Transaction pursuant to which: (i) all or substantially all of the individuals or entities who are the beneficial owners, respectively, of the Outstanding Company Stock and the Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than sixty percent (60%) of, respectively, the outstanding shares of common stock, and the combined voting power of the outstanding securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or indirectly) in substantially the same proportions relative to each other as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be; (ii) no Person (other than: the Company; any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; the corporation resulting from such Corporate Transaction; and any Person which beneficially owned, immediately prior to such Corporate Transaction, directly or indirectly, thirty percent (30%) or more of the Outstanding Company Common Stock or the Outstanding Company Voting Securities, as the case may be) will beneficially own, directly or indirectly, thirty percent (30%) or more of, respectively, the outstanding shares of common stock of the corporation resulting form such Corporate Transaction or the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors; and (iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

(d) Approval by the stockholders of the Company of a plan of complete liquidation or dissolution of the Company.

      2.10 “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.
      2.11 “Committee” means the Compensation Committee of the Board or a subcommittee thereof, or any other committee designated by the Board to administer this Plan. The members of the Committee shall be appointed from time to time by and shall serve at the discretion of the Board. If the Committee does not exist or cannot function for any reason, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.
      2.12 “Company” means BlueLinx Holdings Inc., a Delaware corporation, and any successor thereto as provided in Article 20 herein.
      2.13 “Covered Employee” means any key Employee who is or may become a “Covered Employee,” as defined in Code Section 162(m), and who is designated by the Committee as a “Covered Employee” under this Plan for such applicable Performance Period.
      2.14 “Director” means any individual who is a member of the Board of Directors of the Company.
      2.15 “Effective Date” means May 12, 2006.
      2.16 “Employee” means any individual designated as an employee of the Company, its Affiliates, and/or its Subsidiaries on the payroll records thereof.
      2.17 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.
      2.18 “Fair Market Value” or “FMV” means a price that is based on the opening, closing, actual, high, low, or average selling prices of a Share reported on the New York Stock Exchange or other established stock exchange (or exchanges) on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days, as determined by the Committee in its discretion. Unless the Committee determines otherwise as provided in the Award Agreement, Fair Market Value shall be deemed to be equal to the closing price of a Share on the most recent date on which Shares were publicly traded. In the event Shares are not publicly traded at the time a determination of their value is required to be made hereunder, the determination of their Fair Market Value shall be made by the Committee in such manner as it deems appropriate, provided that in the case of stock options and stock appreciation rights, such determination shall be made in compliance with Code Section 409A. Such definition(s) of FMV shall be specified in each Award Agreement and may differ depending on whether FMV is in reference to the grant, exercise, vesting, settlement, or payout of an Award.
      2.19 “Full-Value Award” means an Award other than an Award in the form of an ISO, NQSO, or SAR, and which is settled by the issuance of Shares.
      2.20 “Grant Price” means the price established at the time of grant of an SAR pursuant to Article 7, used to determine whether there is any payment due upon exercise of the SAR.

      2.21 “Incentive Stock Option” or “ISO” means an Option to purchase Shares granted under Article 6 to an Employee that is designated as an Incentive Stock Option and that is intended to meet the requirements of Code Section 422, or any successor provision.
      2.22 “Insider” shall mean an individual who is, on the relevant date, an officer or Director of the Company, or a more than ten percent (10%) Beneficial Owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Board in accordance with Section 16 of the Exchange Act.
      2.23 “Key Employee” means an Employee who owns more than 10% of the total combined voting power of all classes of stock of the Company, determined at the time an Option is proposed to be granted.
      2.24 “Nonemployee Director” means a Director who is not an Employee.
      2.25 “Nonemployee Director Award” means any NQSO, SAR, or Full-Value Award granted, whether singly, in combination, or in tandem, to a Participant who is a Nonemployee Director pursuant to such applicable terms, conditions, and limitations as the Board or Committee may establish in accordance with this Plan.
      2.26 “Nonqualified Stock Option” or “NQSO” means an Option that is not intended to meet the requirements of Code Section 422, or that otherwise does not meet such requirements.
      2.27 “Option” means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6.
      2.28 “Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.
      2.29 “Other Stock-Based Award” means an equity-based or equity-related Award not otherwise described by the terms of this Plan, granted pursuant to Article 10.
      2.30 “Participant” means any eligible individual as set forth in Article 5 to whom an Award is granted.
      2.31 “Performance-Based Compensation” means compensation under an Award that is intended to satisfy the requirements of Code Section 162(m) for certain performance-based compensation paid to Covered Employees. Notwithstanding the foregoing, nothing in this Plan shall be construed to mean that an Award which does not satisfy the requirements for performance-based compensation under Code Section 162(m) does not constitute performance-based compensation for other purposes, including Code Section 409A.
      2.32 “Performance Measures” means measures as described in Article 12 on which the performance goals are based and which are approved by the Company’s shareholders pursuant to this Plan in order to qualify Awards as Performance-Based Compensation.
      2.33 “Performance Period” means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.
      2.34 “Performance Share” means an Award under Article 9 herein and subject to the terms of this Plan, denominated in Shares, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.
      2.35 “Performance Unit” means an Award under Article 9 herein and subject to the terms of this Plan, denominated in units, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.
      2.36 “Period of Restriction” means the period during which Restricted Stock or Restricted Stock Units are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article 8.

      2.37 “Plan” means the BlueLinx Holdings, Inc. 2006 Long-Term Incentive Plan.
      2.38 “Plan Year” means the calendar year.
      2.39 “Restricted Stock” means an Award granted to a Participant pursuant to Article 8.
      2.40 “Restricted Stock Unit” means an Award granted to a Participant pursuant to Article 8 under which no Shares are actually awarded to the Participant on the date of grant.
      2.41 “Share” means a share of common stock of the Company, no par value per share.
      2.42 “Stock Appreciation Right” or “SAR” means an Award, designated as an SAR, pursuant to the terms of Article 7 herein.
      2.43 “Subsidiary” means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, a proprietary interest of more than fifty percent (50%) by reason of stock ownership or otherwise.
Article 3.
Administration
      3.1     General. The Committee shall be responsible for administering this Plan, subject to this Article 3 and the other provisions of this Plan. The Committee may employ attorneys, consultants, accountants, agents, and other individuals, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such individuals. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participants, the Company, and all other interested individuals.
      3.2     Authority of the Committee. The Committee shall have full and exclusive discretionary power to interpret the terms and the intent of this Plan and any Award Agreement or other agreement or document ancillary to or in connection with this Plan, to determine eligibility for Awards and to adopt such rules, regulations, forms, instruments, and guidelines for administering this Plan as the Committee may deem necessary or proper. Such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions, including the terms and conditions set forth in Award Agreements, granting Awards as an alternative to or as the form of payment for grants or rights earned or due under compensation plans or arrangements of the Company, construing any ambiguous provision of the Plan or any Award Agreement, and, subject to Article 18, adopting modifications and amendments to this Plan or any Award Agreement, including without limitation, any that are necessary to comply with the laws of the countries and other jurisdictions in which the Company, its Affiliates, and/or its Subsidiaries operate.
      3.3     Delegation. The Committee may delegate to one or more of its members or to one or more officers of the Company and/or its Subsidiaries and Affiliates, or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individuals may have under this Plan. The Committee may, by resolution, authorize one or more officers of the Company to do one or both of the following on the same basis as can the Committee: (a) designate Employees to be recipients of Awards; or (b) determine the size of any such Awards; provided, however, (i) the Committee shall not delegate such responsibilities to any such officer for Awards granted to an Employee who is considered an Insider; (ii) the resolution providing such authorization sets forth the total number of Awards such officer(s) may grant; and (iii) the officer(s) shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated.

Article 4.
Shares Subject to This Plan and Maximum Awards
      4.1     Number of Shares Available for Awards.
      (a) Subject to adjustment as provided in Section 4.4, the maximum number of Shares available for grant to Participants under this Plan on or after the Effective Date shall be one million seven hundred thousand (1,700,000) newly issued Shares authorized for issuance under this Plan (the “Share Authorization”).
      (b) The maximum number of Shares of the Share Authorization that may be issued pursuant to ISOs under this Plan shall be one million (1,000,000) Shares.
      4.2     Share Usage. Shares covered by an Award shall be counted as used as of the date of grant. Any Shares related to Awards under this Plan which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares, or are exchanged with the Committee’s permission, prior to the issuance of Shares, for Awards not involving Shares, shall be available again for grant under this Plan. Moreover, if the Option Price of any Option granted under this Plan or the tax withholding requirements with respect to any Award granted under this Plan are satisfied by tendering Shares to the Company (by either actual delivery or by attestation), such tendered Shares shall again be available for grant under this Plan. Furthermore, if an SAR is exercised and settled in Shares, the difference between the total Shares exercised and the net Shares delivered shall again be available for grant under this Plan, with the result being that only the number of Shares issued upon exercise of an SAR are counted against the Shares available. The Shares available for issuance under this Plan may be authorized and unissued Shares or treasury Shares.
      4.3     Annual Award Limits. Unless and until the Committee determines that an Award to a Covered Employee shall not be designed to qualify as Performance-Based Compensation, the following limits (each an “Annual Award Limit” and, collectively, “Annual Award Limits”) shall apply to grants of such Awards under this Plan:

(a) Options: The maximum aggregate number of Shares subject to Options granted in any one Plan Year to any one Participant shall be one million (1,000,000).

(b) SARs: The maximum number of Shares subject to Stock Appreciation Rights granted in any one Plan Year to any one Participant shall be one million (1,000,000).

(c) Restricted Stock or Restricted Stock Units: The maximum aggregate grant with respect to Awards of Restricted Stock or Restricted Stock Units in any one Plan Year to any one Participant shall be five hundred thousand (500,000) Shares.

(d) Performance Units or Performance Shares: The maximum aggregate Award of Performance Units or Performance Shares that a Participant may receive in any one Plan Year shall be five hundred thousand (500,000) Shares, or equal to the value of five hundred thousand (500,000) Shares determined as of the date of vesting or payout, as applicable.

(e) Cash-Based Awards and Other Stock-Based Awards: The maximum aggregate amount awarded or credited with respect to Cash-Based or Other Stock-Based Awards to any one Participant in any one Plan Year may not exceed the value of seven million five hundred thousand dollars ($7,500,000) or five hundred thousand (500,000) Shares determined as of the date of vesting or payout, as applicable.
      4.4     Adjustments in Authorized Shares. In the event of any corporate event or transaction (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, partial or complete liquidation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of Shares, exchange of Shares, dividend in-kind, or other like change in capital structure, the Committee, in its sole discretion, in order to prevent dilution or enlargement of Participants’ rights under this Plan, shall substitute or adjust, as applicable, the number and kind of Shares that may be issued under this Plan or under particular forms of Awards, the number and kind of Shares subject to outstanding Awards, the Option Price or Grant Price applicable to outstanding Awards, the Annual Award Limits, and other value determinations applicable to outstanding Awards.
      The Committee, in its sole discretion, may also make appropriate adjustments in the terms of any Awards under this Plan to reflect or related to such changes or distributions and to modify any other terms of outstanding Awards, including modifications of performance goals and changes in the length of Performance Periods. Notwithstanding anything herein to the contrary, following a Change in Control the Committee may not take any such action as described in this Section 4.4 if such action would result in a violation of the requirements of Code Section 409A. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.
      Subject to the provisions of Article 18 and notwithstanding anything else herein to the contrary, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with the rules under Code Sections 409A, 422, and 424, as and where applicable.
Article 5.
Eligibility and Participation
      5.1     Eligibility. Individuals eligible to participate in this Plan include all Employees and Directors.
      5.2      Actual Participation. Subject to the provisions of this Plan, the Committee may, from time to time, select from all eligible individuals, those individuals to whom Awards shall be granted and shall determine, in its sole discretion, the nature of any and all terms permissible by law, and the amount of each Award.
Article 6.
Stock Options
      6.1     Grant of Options. Subject to the terms and provisions of this Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee, in its sole discretion, provided that ISOs may be granted only to eligible Employees of the Company or of any parent or subsidiary corporation (as permitted under Code Sections 422 and 424). However, an Employee who is employed by an Affiliate and/or Subsidiary may only be granted Options to the extent the Affiliate and/or Subsidiary is part of: (i) the Company’s controlled group of corporations, or (ii) a trade or business under common control, as of the date of grant as determined within the meaning of Code Section 414(b) or 414(c), and substituting for this purpose ownership of at least fifty percent (50%) of the Affiliate and/or Subsidiary to determine the members of the controlled group of corporations and the entities under common control.
      6.2     Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and such other provisions as the Committee shall determine which are not inconsistent with the terms of this Plan. The Award Agreement also shall specify whether the Option is intended to be an ISO or an NQSO.
      6.3     Option Price. The Option Price for each grant of an Option under this Plan shall be determined by the Committee in its sole discretion and shall be specified in the Award Agreement; provided, however, that the Option Price must be at least equal to one hundred percent (100%) of the

FMV of the Shares as determined on the date of grant; provided, further, that the Option Price for any ISO granted to a Key Employee shall equal one hundred and ten percent (110%) of the FMV of the Shares determined on the date of grant.
      6.4     Term of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, no Option shall be exercisable later than the tenth (10th) anniversary of the date of grant; provided that no ISO granted to a Key Employee shall be exercisable later than the fifth (5th) anniversary of the date of grant. Notwithstanding the foregoing, for Nonqualified Stock Options granted to Participants outside the United States, the Committee has the authority to grant Nonqualified Stock Options that have a term greater than ten (10) years.
      6.5     Exercise of Options. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which conditions and restrictions need not be the same for each grant or for each Participant.
      6.6     Limitation on Amount of Incentive Stock Options Granted. Options shall be treated as Incentive Stock Options only to the extent that the aggregate Fair Market Value of stock with respect to which Incentive Stock Options are exercisable for the first time by any option holder during any calendar year (whether under the terms of the Plan or any other stock option plan of the Company or of its parent or any subsidiary corporation) is $100,000 or less. To the extent that such aggregate Fair Market Value exceeds $100,000, the Options shall be treated as Nonqualified Stock Options. Fair Market Value shall be determined as of the time the Option with respect to such stock is granted.
      6.7     Payment. Options granted under this Article 6 shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee, or by complying with any alternative procedures which may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.
      A condition of the issuance of the Shares as to which an Option shall be exercised shall be the payment of the Option Price. The Option Price of any Option shall be payable to the Company in full either: (a) in cash or its equivalent; (b) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price (provided that except as otherwise determined by the Committee, the Shares that are tendered must have been held by the Participant for at least six (6) months (or such other period, if any, as the Committee may permit) prior to their tender to satisfy the Option Price if acquired under this Plan or any other compensation plan maintained by the Company or have been purchased on the open market); (c) by a cashless (broker-assisted) exercise; (d) by a combination of (a), (b), and/or (c); or (e) any other method approved or accepted by the Committee in its sole discretion.
      Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment (including satisfaction of any applicable tax withholding), the Company shall deliver to the Participant evidence of book entry Shares, or upon the Participant’s request, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).
      Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in U.S. dollars.
      6.8     Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, minimum holding period requirements or restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or under any blue sky or state securities laws applicable to such Shares.

      6.9     Termination of Employment. Each Participant’s Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination.
      6.10     Notification of Disqualifying Disposition. If any Participant shall make any disposition of Shares issued pursuant to the exercise of an ISO under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten (10) days thereof.
      6.11     No Other Feature of Deferral. No Option granted pursuant to this Plan shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the later of the exercise or disposition of the Option, or the time the stock acquired pursuant to the exercise of the Option first becomes substantially vested.
Article 7.
Stock Appreciation Rights
      7.1     Grant of SARs. Subject to the terms and conditions of this Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. However, an Employee who is employed by an Affiliate and/or Subsidiary may only be granted SARs to the extent the Affiliate and/or Subsidiary is: (i) part of the Company’s controlled group of corporations, or (ii) a trade or business under common control, as of the date of grant as determined within the meaning of Code Section 414(b) or 414(c) and substituting for this purpose ownership of at least fifty percent (50%) of the Affiliate and/or Subsidiary to determine the members of the controlled group of corporations and the entities under common control.
      Subject to the terms and conditions of this Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of this Plan, in determining the terms and conditions pertaining to such SARs.
      The Grant Price for each grant of an SAR shall be determined by the Committee and shall be specified in the Award Agreement; provided, however, that the Grant Price on the date of grant must be at least equal to one hundred percent (100%) of the FMV of the Shares as determined on the date of grant.
      7.2     SAR Agreement. Each SAR Award shall be evidenced by an Award Agreement that shall specify the Grant Price, the term of the SAR, and such other provisions as the Committee shall determine.
      7.3     Term of SAR. The term of an SAR granted under this Plan shall be determined by the Committee, in its sole discretion, and except as determined otherwise by the Committee and specified in the SAR Award Agreement, no SAR shall be exercisable later than the tenth (10th) anniversary date of its grant. Notwithstanding the foregoing, for SARs granted to Participants outside the United States, the Committee has the authority to grant SARs that have a term greater than ten (10) years.
      7.4     Exercise of SARs. SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes.
      7.5     Settlement of SARs. Upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a) The excess of the Fair Market Value of a Share on the date of exercise over the Grant Price; by

(b) The number of Shares with respect to which the SAR is exercised.
      At the discretion of the Committee, the payment upon SAR exercise may be in cash, Shares, or any combination thereof, or in any other manner approved by the Committee in its sole discretion. The Committee’s determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.
      7.6     Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.
      7.7     Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares received upon exercise of an SAR granted pursuant to this Plan as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Participant hold the Shares received upon exercise of an SAR for a specified period of time.
      7.8     No Other Feature of Deferral. No SAR granted pursuant to this Plan shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the exercise of the SAR.
Article 8.
Restricted Stock and Restricted Stock Units
      8.1     Grant of Restricted Stock or Restricted Stock Units. Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts as the Committee shall determine. Restricted Stock Units shall be similar to Restricted Stock except that no Shares are actually awarded to the Participant on the date of grant.
      8.2     Restricted Stock or Restricted Stock Unit Agreement. Each Restricted Stock and/or Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, and such other provisions as the Committee shall determine.
      8.3     Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to this Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock or each Restricted Stock Unit, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions and/or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock or Restricted Stock Units.
      To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse.
      Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations), and Restricted Stock Units shall be paid in cash, Shares, or a combination of cash and Shares as the Committee, in its sole discretion shall determine.

      8.4     Certificate Legend. In addition to any legends placed on certificates pursuant to Section 8.3 or Section 21.2, each certificate representing Shares of Restricted Stock granted pursuant to this Plan may bear a legend such as the following or as otherwise determined by the Committee in its sole discretion:

The sale or transfer of Shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the BlueLinx Holdings Inc. 2006 Long-Term Equity Incentive Plan, and in the associated Award Agreement. A copy of this plan and such Award Agreement may be obtained from BlueLinx Holdings Inc.
      8.5     Voting Rights. Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by law, as determined by the Committee, Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.
      8.6     Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Restricted Stock and/or Restricted Stock Units following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock or Restricted Stock Units issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.
      8.7     Section 83(b) Election. The Committee may provide in an Award Agreement that the Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Code Section 83(b). If a Participant makes an election pursuant to Code Section 83(b) concerning a Restricted Stock Award, the Participant shall be required to file promptly a copy of such election with the Company.
Article 9.
Performance Units/ Performance Shares
      9.1     Grant of Performance Units/ Performance Shares. Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Performance Units and/or Performance Shares to Participants in such amounts and upon such terms as the Committee shall determine.
      9.2     Value of Performance Units/ Performance Shares. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Units/ Performance Shares that will be paid out to the Participant.
      9.3     Earning of Performance Units/ Performance Shares. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/ Performance Shares shall be entitled to receive payout on the value and number of Performance Units/ Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.
      9.4     Form and Timing of Payment of Performance Units/ Performance Shares. Payment of earned Performance Units/ Performance Shares shall be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Units/ Performance Shares in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Performance Units/ Performance Shares at the close of the applicable Performance Period, or as soon as practicable after the end of the Performance Period. Any Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.
      9.5     Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Performance Units and/or Performance Shares following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Awards of Performance Units or Performance Shares issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.
Article 10.
Cash-Based Awards and Other Stock-Based Awards
      10.1     Grant of Cash-Based Awards. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms as the Committee may determine.
      10.2     Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions as the Committee shall determine. Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares, and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.
      10.3     Value of Cash-Based and Other Stock-Based Awards. Each Cash-Based Award shall specify a payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee. The Committee may establish performance goals in its discretion. If the Committee exercises its discretion to establish performance goals, the number and/or value of Cash-Based Awards or Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the performance goals are met.
      10.4     Payment of Cash-Based Awards and Other Stock-Based Awards. Payment, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or Shares as the Committee determines.
      10.5     Termination of Employment. The Committee shall determine the extent to which the Participant shall have the right to receive Cash-Based Awards or Other Stock-Based Awards following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in an agreement entered into with each Participant, need not be uniform among all Awards of Cash-Based Awards or Other Stock-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.
Article 11.
Transferability of Awards
      11.1     Transferability. Except as provided in Section 11.2 below, during a Participant’s lifetime, his or her Awards shall be exercisable only by the Participant. Awards shall not be transferable other than by will or the laws of descent and distribution; no Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind; and any purported transfer in violation hereof shall be null and void. The

Committee may establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable or Shares deliverable in the event of, or following, the Participant’s death, may be provided.
      11.2     Committee Action. The Committee may, in its discretion, determine that notwithstanding Sections 11.1 and 11.3, any or all Awards (other than ISOs) shall be transferable to and exercisable by such transferees, and subject to such terms and conditions, as the Committee may deem appropriate; provided, however, no Award may be transferred for value (as defined in the General Instructions to Form S-8).
      11.3     Domestic Relations Orders. Without limiting the generality of Section 11.1, no domestic relations order purporting to authorize a transfer of an Award shall be recognized as valid.
Article 12.
Performance Measures
      12.1     Performance Measures. The performance goals upon which the payment or vesting of an Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be limited to the following Performance Measures:

(a) Net earnings or net income (before or after taxes, depreciation and amortization);

(b) Earnings per share;

(c) Net sales or revenue growth;

(d) Net operating profit;

(e) Return measures (including, but not limited to, return on net assets, capital, working capital, equity, sales, or revenue);

(f) Cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment);

(g) Earnings before or after taxes, interest, depreciation, and/or amortization;

(h) Gross or operating margins;

(i) Productivity ratios;

(j) Share price (including, but not limited to, growth measures and total shareholder return);

(k) Expense targets;

(l) Margins;

(m) Operating efficiency;

(n) Market share;

(o) Customer satisfaction;

(p) Working capital targets; and

(q) Economic value added or EVA® (net operating profit after tax minus the sum of capital multiplied by the cost of capital).
      Any Performance Measure(s) may be used to measure the performance of the Company, Subsidiary, and/or Affiliate as a whole or any business unit of the Company, Subsidiary, and/or Affiliate or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparator companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance

Measure (j) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Article 12.
      12.2     Evaluation of Performance. The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occur during a Performance Period: (a) asset write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; (d) any reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year; (f) acquisitions or divestitures; and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.
      12.3     Adjustment of Performance-Based Compensation. Awards that are intended to qualify as Performance-Based Compensation may not be adjusted upward. The Committee shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis, or any combination as the Committee determines.
      12.4     Committee Discretion. In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval provided the exercise of such discretion does not violate Code Section 409A. In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth in Section 12.1.
Article 13.
Nonemployee Director Awards
      The Board or Committee shall determine all Awards to Nonemployee Directors. The terms and conditions of any grant to any such Nonemployee Director shall be set forth in an Award Agreement.
Article 14.
Dividend Equivalents
      Any Participant selected by the Committee may be granted dividend equivalents based on the dividends declared on Shares that are subject to any Award, to be credited as of dividend payment dates during the period between the date the Award is granted and the date the Award is exercised, vests, or expires, as determined by the Committee. Such dividend equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Committee; provided, however, that no dividend equivalents may be granted on any Award of Options or SARs.
Article 15.
Beneficiary Designation
      Each Participant under this Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under this Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such beneficiary designation, benefits remaining unpaid or rights remaining unexercised at the Participant’s death shall be paid to or exercised by the Participant’s executor, administrator, or legal representative.
Article 16.
Rights of Participants
      16.1     Employment. Nothing in this Plan or an Award Agreement shall interfere with or limit in any way the right of the Company, its Affiliates, and/or its Subsidiaries to terminate any Participant’s employment or service on the Board or to the Company at any time or for any reason not prohibited by law, nor confer upon any Participant any right to continue his employment or service as a Director for any specified period of time.
      Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company, its Affiliates, and/or its Subsidiaries and, accordingly, subject to Articles 3 and 18, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company, its Affiliates, and/or its Subsidiaries.
      16.2     Participation. No individual shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.
      16.3     Rights as a Shareholder. Except as otherwise provided herein, a Participant shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.
Article 17.
Change in Control
      Notwithstanding any other provision of this Plan to the contrary, the provisions of this Article 17 shall apply in the event of a Change in Control, unless otherwise determined by the Committee in connection with the grant of an Award as reflected in the applicable Award Agreement.

(a) All outstanding Options and Stock Appreciation Rights shall become immediately vested and exercisable;

(b) All Restricted Stock and Restricted Stock Units shall become immediately vested and payable; and

(c) The Performance Period applicable to Performance Shares and Performance Units shall lapse and the performance goals associated with such awards shall be deemed to have been met at their target level. Such awards shall vest on a pro rata basis based on the portion of the vesting period completed as of the Change in Control.
      The Committee may, in its sole discretion, determine that any or all outstanding Awards granted under the Plan, whether or not exercisable, will be canceled and terminated and that in connection with such cancellation and termination the holder of such Award may receive for each Share of common stock subject to such Awards a cash payment (or the delivery of shares of stock, other securities or a combination of cash, stock and securities equivalent to such cash payment) equal to the difference, if any, between the consideration received by shareholders of the Company in respect of a Share of common stock in connection with such transaction and the purchase price per share, if any, under the Award multiplied by the number of Shares of common stock subject to such Award; provided that if such product is zero or less or to the extent that the Award is not then exercisable, the Awards may be canceled and terminated without payment therefore.

Article 18.
Amendment, Modification, Suspension, and Termination
      18.1     Amendment, Modification, Suspension, and Termination. Subject to Section 18.3, the Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate this Plan and any Award Agreement in whole or in part; provided, however, that without the prior approval of the Company’s shareholders and except as provided in Section 4.4, Options or SARs issued under this Plan will not be repriced, replaced, or regranted through cancellation or by lowering the Option Price of a previously granted Option or the Grant Price of a previously granted SAR, and no amendment of this Plan shall be made without shareholder approval if shareholder approval is required by law, regulation, or stock exchange rule.
      18.2     Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.4 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.
      18.3     Awards Previously Granted. Notwithstanding any other provision of this Plan to the contrary (other than Section 18.4), no termination, amendment, suspension, or modification of this Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under this Plan without the written consent of the Participant holding such Award.
      18.4     Amendment to Conform to Law. Notwithstanding any other provision of this Plan to the contrary, the Board of Directors may amend the Plan or an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or an Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), and to the administrative regulations and rulings promulgated thereunder.
Article 19.
Withholding
      19.1     Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.
      19.2     Share Withholding. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock and Restricted Stock Units, or upon the achievement of performance goals related to Performance Shares or any other taxable event arising as a result of an Award granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction. All such elections shall be irrevocable, made in writing, and signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

Article 20.
Successors
      All obligations of the Company under this Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.
Article 21.
General Provisions
      21.1     Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment for cause, termination of the Participant’s provision of services to the Company, Affiliate, and/or Subsidiary, violation of material Company, Affiliate, and/or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company, its Affiliates, and/or its Subsidiaries.
      21.2     Legend. The certificates for Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer of such Shares.
      21.3     Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.
      21.4     Severability. In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.
      21.5     Requirements of Law. The granting of Awards and the issuance of Shares under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.
      21.6     Delivery of Title. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under this Plan prior to:

(a) Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(b) Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.
      21.7     Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.
      21.8     Investment Representations. The Committee may require any individual receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the individual is acquiring the Shares for investment and without any present intention to sell or distribute such Shares.

      21.9     Employees Based Outside of the United States. Notwithstanding any provision of this Plan to the contrary, in order to comply with the laws in other countries in which the Company, its Affiliates, and/or its Subsidiaries operate or have Employees or Directors, the Committee, in its sole discretion, shall have the power and authority to:

(a) Determine which Affiliates and Subsidiaries shall be covered by this Plan.

(b) Determine which Employees and/or Directors outside the United States are eligible to participate in this Plan.

(c) Modify the terms and conditions of any Award granted to Employees and/or Directors outside the United States to comply with applicable foreign laws.

(d) Establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section 21.9 by the Committee shall be attached to this Plan document as appendices.

(e) Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.
      Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate applicable law.
      21.10     Uncertificated Shares. To the extent that this Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be affected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.
      21.11     Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company, and/or its Subsidiaries, and/or its Affiliates may make to aid it in meeting its obligations under this Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other individual. To the extent that any individual acquires a right to receive payments from the Company, its Subsidiaries, and/or its Affiliates under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company, a Subsidiary, or an Affiliate, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company, a Subsidiary, or an Affiliate, as the case may be and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in this Plan.
      21.12     No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to this Plan or any Award. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.
      21.13     Retirement and Welfare Plans. Neither Awards made under this Plan nor Shares or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under the Company’s or any Subsidiary’s or Affiliate’s retirement plans (both qualified and nonqualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.
      21.14     Deferred Compensation. It is intended that any Award made under this Plan that results in the deferral of compensation (as defined under Code Section 409A) complies with the requirements of Code Section 409A.
      21.15     Nonexclusivity of this Plan. The adoption of this Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.

      21.16     No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (i) limit, impair, or otherwise affect the Company’s or a Subsidiary’s or an Affiliate’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (ii) limit the right or power of the Company or a Subsidiary or an Affiliate to take any action which such entity deems to be necessary or appropriate.
      21.17     Governing Law. The Plan and each Award Agreement shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under this Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Delaware, to resolve any and all issues that may arise out of or relate to this Plan or any related Award Agreement.
      21.18     Indemnification. Subject to requirements of Delaware law, each individual who is or shall have been a member of the Board, or a Committee appointed by the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his/her own behalf, unless such loss, cost, liability, or expense is a result of his/her own willful misconduct or except as expressly provided by statute.
      The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company’s Articles of Incorporation, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

APPENDIX B
AUDIT COMMITTEE CHARTER
OF
BLUELINX HOLDINGS INC.
(adopted April 5, 2006)
Adoption of Charter
      The Board of Directors (the “Board”) of BlueLinx Holdings Inc. (the “Company”) has adopted this Charter (the “Charter”) of the Audit Committee (the “Committee”) of the Board.
Purpose of the Committee
      The Committee will assist the Board in fulfilling the Board’s oversight and monitoring of (1) the Company’s financial statements and other financial information provided by the Company to its shareholders, and other relevant parties, (2) the integrity of the Company’s financial statements, (3) the Company’s compliance with legal and regulatory requirements, (4) the independent auditor’s qualifications and independence, (5) the Company’s systems of internal controls, including the performance of the Company’s internal audit function and independent auditors, and (6) such other matters as may from time to time be specifically delegated to the Committee by the Board. In addition, the Company will prepare annual audit committee reports as required by the corporate governance standards of the New York Stock Exchange (the “NYSE”) and by the rules and regulations of the Securities and Exchange Commission (the “Commission”) for inclusion in the Company’s annual proxy materials.
      While the Committee has the powers and responsibilities set forth in this Charter, it is not the responsibility of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in compliance with generally accepted accounting principles and applicable rules and regulations, which are the responsibilities of management and the independent auditor.
Composition of the Committee
      Appointment; Requirements. The Board will appoint the members of the Committee, and the members will serve at the discretion of the Board. The Board will, or will delegate to the members of the Committee the responsibility to, appoint a Chairman of the Committee. The Committee will consist of at least three members. Upon the Company’s filing a registration statement with the Commission, the members of the Committee shall meet the independence and experience requirements of (1) Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations of the Commission and (2) the NYSE. No member of the Committee may be an officer or employee of the Company or any of its subsidiaries or an immediate family member of such officer or employee, and each member of the Committee must be, in the opinion of the Board, free of any relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities as a Committee member.
      Each member of the Committee must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement. To the extent practicable, at least one member of the Committee will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background.
      Committee members shall not simultaneously serve on the audit committees of more than two other publicly traded companies without the consent of the Board of Directors.

Authority and Responsibilities of the Committee
      The Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Committee.
      The Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit. The Committee may form and delegate authority to subcommittees consisting of one or more members where appropriate, including authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Committee at its next scheduled meeting.
      (1) Appointment of Independent Auditor: The Committee shall have sole authority to appoint or replace the independent auditor (subject, in each case, to shareholder ratification).
      (2) Review the Company’s Relationship with the Independent Auditors: The Committee shall:

(a) Review and evaluate the lead partner of the independent auditor team.

(b) Obtain and review a report from the independent auditor at least annually regarding (i) the independent auditor’s internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (iii) any steps taken to deal with any such issues, and (iv) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management and internal auditors. The Committee shall present its conclusions with respect to the independent auditor to the Board.

(c) Ensure the rotation at least every five (5) years of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

(d) Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

(e) Recommend to the Board policies for the Company’s hiring of employees or former employees of the independent auditor who participated in any capacity in an audit of the Company.

(f) Discuss with the national office of the independent auditor issues on which they were consulted by the Company’s audit team and matters of audit quality and consistency.

(g) Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

(h) Review the experience and qualifications of the senior member of the Independent Auditor’s team.
      (3) Financial Statement and Disclosure Matters: The Committee shall:

(a) Review and discuss with management and the independent auditor, the annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

(b) Review and discuss with management and the independent auditor, the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor’s review of the quarterly financial statements.

(c) Discuss with management and the independent auditor the completeness and accuracy of the Company’s financial statements as well as significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies.

(d) Review and discuss quarterly reports from the independent auditors on:

(i) All critical accounting policies and practices to be used.

(ii) All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

(iii) Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted immaterial differences.

(e) Discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

(f) Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

(g) Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

(h) Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

(i) Review disclosures made to the Committee by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.
      (4) Review Audit Results: Review with the independent auditor the report of its annual audit, or proposed report of its annual audit, the accompanying management letter, if any, the reports of their reviews of the Company’s interim financial statements conducted in accordance with Statement on Auditing Standards No. 71, and the reports of the results of such other examinations outside of the course of the independent auditors’ normal audit procedures that the independent auditors may from time to time undertake.
      (5) Review the Company’s Internal Audit Function:
      The Committee shall:

(a) Review the appointment and replacement of the senior internal auditing executive.

(b) Review significant reports to management prepared by the internal auditing department and management’s responses.

(c) Discuss with the independent auditor and management (including the Company’s Chief Financial Officer and members of their respective staffs), the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.
      (6) Compliance Oversight Responsibilities: The Committee shall:

(a) Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act, which addresses required responses to audit discoveries of illegal acts, has not been violated.

(b) Review reports and disclosures of insider and affiliated party transactions.

(c) Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

(d) Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company’s financial statements or accounting policies.

(e) Discuss with the Company’s General Counsel or lead outside legal counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies.
      (7) Consultation with Compensation Committee: The Committee will consult and coordinate its efforts with the Company’s Compensation Committee, when appropriate and necessary.
      (8) Risk Assessment and Risk Management: The Committee will, or will appoint and delegate to a separate committee the responsibility to, review environmental, health and safety issues to ensure the Company is carrying out its obligations in such regard. The Committee will discuss policies with respect to risk assessment and risk management with Company management and the independent auditors and review the Company’s plans and processes to monitor, control and minimize any exposure and risks. If the Committee appoints a separate committee, pursuant to this paragraph, such committee will report to the Committee periodically as is necessary and appropriate.
      (9) Review Other Matters: The Committee shall review such other matters in relation to the accounting, auditing and financial reporting practices and procedures of the Company as the Committee may, in its own discretion, deem desirable in connection with the review functions described above.
      (10) Board Reports: The Committee shall regularly report its activities to the Board.
Meetings of the Committee
      The Chairman of the Committee will, in consultation with the other members of the Committee, the Company’s independent auditor and the appropriate officers of the Company, be responsible for calling meetings of the Committee, establishing agenda therefor and supervising the conduct thereof. The Committee shall meet at least quarterly, or more frequently as it may determine necessary. The Committee may request any officer or employee of the Company or the Company’s outside legal counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee shall meet periodically with management, the internal auditors and the independent auditor in separate private sessions. Minutes of each meeting of the Audit Committee will be kept.
Consultants
      The Committee may retain, at such times and on such terms as the Committee determines in its sole discretion and at the Company’s expense, special legal, accounting or other consultants to advise and assist it in complying with its responsibilities as set forth herein. The Company shall provide for appropriate funding, as determined by the Committee, for payment of (1) compensation to the independent auditor for the purpose of rendering or issuing an audit report, (2) compensation to any advisors employed by the

Committee and (3) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.
Annual Report
      The Committee will prepare, with the assistance of management, the independent auditors and outside legal counsel, a report for inclusion in the Company’s proxy or information statement relating to the annual meeting of security holders at which directors are to be elected that complies with the requirements of the federal securities laws.
Annual Review of Charter and the Committee
      The Committee will review and reassess, with the assistance of management, the independent auditors and outside legal counsel, the adequacy of the Charter at least annually and report to the Board the results of such review and reassessment. The Board of Directors shall annually review the performance of the Committee.

FORM OF PROXY CARD
BLUELINX HOLDINGS INC.
This Proxy is Solicited on Behalf of the Board of Directors
     The undersigned appoints Barbara V. Tinsley and David J. Morris, and each of them, as proxies, each with the power to appoint his or her substitute, and authorizes each of them to represent and vote, as designated below, all of the shares of stock of BlueLinx Holdings Inc. held of record by the undersigned on March 24, 2006, at the Annual Meeting of Stockholders of BlueLinx Holdings Inc. to be held on May 12, 2006, and at any and all adjournments or postponements thereof. The Board of Directors unanimously recommends a vote in favor of Proposal 1, Proposal 2 and Proposal 3.
     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1, Proposal 2 and Proposal 3.
(Continued and to be dated and signed on reverse side)

BLUELINX HOLDINGS INC. 2006 ANNUAL MEETING
1.	Proposal to elect ten directors to hold office until the 2007 annual meeting of stockholders or until their successors are duly elected and qualified.

•	Jeffrey J. Fenton	•	Charles H. McElrea
•	Richard S. Grant	•	Alan H. Schumacher
•	Stephen E. Macadam	•	Mark A. Suwyn
•	Richard B. Marchese	•	Lenard B. Tessler
•	Steven F. Mayer	•	Robert G. Warden

☐	FOR the nominees listed above.	☐	WITHHOLD AUTHORITY
to vote for the nominee(s) listed below:

2.	Proposal to approve the BlueLinx Holdings Inc. 2006 Long-Term Equity Incentive Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN
3.	Proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2006.

☐ FOR	☐ AGAINST	☐ ABSTAIN
4.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements of the meeting.

Dated:                                                                                                                                                                 , 2006

Signature(s) in box
Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing in a fiduciary or representative capacity, give full title as such.